EXHIBIT 10.8

CONFIDENTIAL

Execution Copy

LICENSE AGREEMENT

BETWEEN

IPSEN PHARMA SAS

AND

RHYTHM METABOLIC, INC.

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CONFIDENTIAL

LICENSE AGREEMENT

This License Agreement (this “Agreement”) is entered into on March 21, 2013 by and between, on the one hand, IPSEN PHARMA S.A.S., a French corporation, with its principal office at 65 Quai Georges Gorse, 92100 Boulogne-Billancourt, France, on behalf of itself and its Affiliates (collectively, “Ipsen”), and, on the other hand, RHYTHM METABOLIC, INC., a corporation organized under the laws of the State of Delaware, U.S.A., with its principal office at 855 Boylston Street, 11th Floor, Boston MA 02116, on behalf of itself and its Affiliates (collectively, “Licensee”), and is effective as of the Effective Date (as defined below).

Recitals

1.             The rights granted herein were originally granted to Rhythm Pharmaceuticals, Inc. pursuant to that certain License Agreement by and among Ipsen and Rhythm Pharmaceuticals, Inc., dated as of February 26, 2010 (the “Original Agreement”)

2.             Rhythm Pharmaceuticals, Inc. is undergoing a reorganization as a result of which Rhythm Pharmaceuticals Inc. and Rhythm Metabolic, Inc. will become wholly-owned subsidiaries of, a new parent company, Rhythm Holding Company, LLC.

3.             As a result of the reorganization described above, the Original Agreement is being amended and restated simultaneously with the execution and delivery of this Agreement to narrow the rights granted thereunder to only those rights related to the Ghrelin Program, allowing the rights related to the MC4 Program originally granted thereunder to be licensed to Rhythm Metabolic, Inc. pursuant to this Agreement.  All rights related to the MC4 Program licensed to Licensee hereunder shall be considered granted as of the Effective Date.

4.             As a further result of the reorganization, Ipsen and Rhythm Holding Company, LLC will enter into an agreement whereby Ipsen will grant to Rhythm Holding Company, LLC the right to cause Ipsen to license to any wholly-owned subsidiaries of Rhythm Holding Company, LLC all rights related to the GIP Program and any Ipsen Metabolic Compounds.

5.             Rhythm Pharmaceuticals, Inc. and Ipsen have entered into the MC4 [           ]* Agreement (as described in Section 2.11 of the Original Agreement), and such Agreement, including all title and rights granted therein, shall be assigned to Licensee in connection with the reorganization described above.

6.             Ipsen has [           ]*. Ipsen also has [           ]*.

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7.             Licensee has interest in exclusively licensing the Ipsen Patent Rights (as defined below) and having access to [           ]* thereunder, to pursue a worldwide development program, and thereafter, to commercialize the resulting products.

8.             The Parties have prepared this Agreement to govern the development and commercialization of products resulting from this Agreement.

Now, Therefore, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1  INTERPRETATION — DEFINITIONS

1.1          In this Agreement, unless the context otherwise requires, all references to a particular Article, Section, or Appendix, shall be a reference to that Article, Section or Appendix, in or to this Agreement, as it may be amended from time to time pursuant to this Agreement.

1.1.1       Headings are inserted for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

1.1.2       This Agreement incorporates all Appendices as a part of this Agreement by reference.

1.1.3       The term “including” (or any variation thereof such as “include”) shall be without limitation to the generality of the preceding words.

1.1.4       Unless the contrary intention appears, words in the singular shall include the plural and vice versa.

1.1.5       Unless the contrary intention appears, words denoting persons shall include any individual, partnership, company, corporation, joint venture, trust, association, organization or other entity.

1.1.6       Reference to any statute or regulation includes any modification or re-enactment of that statute or regulation.

The following capitalized terms, whether used in the singular or the plural, shall have the following meanings as used in this Agreement unless otherwise specifically indicated:

1.2          Accounting Period shall mean each [           ]* commencing respectively on [           ]*, each being the first day of an Accounting Period, and finishing respectively on [        ]*, each being the last day of an Accounting Period.

1.3          Affiliate shall mean (a) an entity which owns, directly or indirectly, a controlling interest in a Party, by stock ownership or otherwise, (b) any entity in which a

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Party owns a controlling interest, by stock ownership or otherwise; or (c) any entity, under direct or indirect common control with a Party.  For purposes of this paragraph, “controlling interest” and “control” mean ownership of fifty percent (50%) or more of the voting stock permitted to vote for the election of the board of directors or any other arrangement resulting in control or the right to control the management and the affairs of the Party.  Notwithstanding anything express or implied in the foregoing provisions of this definition, none of (x) the stockholders of Licensee or any entities affiliated with any of such stockholders, including, without limitation, other portfolio companies of any of such stockholders or (y) Ipsen or any Affiliate of Ipsen shall be deemed or treated as an Affiliate of Licensee for any purposes of this Agreement.

1.4          Agreement shall have the meaning set forth in preamble to this Agreement.

1.5          Arbitration Request shall have the meaning set forth in Section 16.3.

1.6          Breaching Party shall have the meaning set forth in Section 14.2.

1.7          Bundled Product shall mean Licensed Product(s) sold to a third party with one or more other products or services in circumstances where either (i) the price of the Licensed Product(s) is not shown separately on the invoice or (ii) the Licensed Product(s) (or a portion of the units of Licensed Product(s)) are detailed on a separate invoice where the price is shown as nil (free of charge) for the Licensed Product(s) (or for those units of the Licensed Product(s)). Licensed Product supplied with a delivery device (and not otherwise supplied together with, or bundled or combined with, any other product or service) shall not be considered a Bundled Product.

1.8          Change-of-Control shall have the meaning ascribed to it in Section 2.10.2.

1.9          Clinical Supply Agreements shall have the meaning set forth in Section 8.1.

1.10        Competing Product shall mean any [           ]*; provided, however, that a Licensed Product shall not be deemed or treated as a Competing Product for purposes of this Agreement.

1.11        Confidential Information shall have the meaning set forth in Section 11.1.

1.12        Contractor shall mean any third party with whom Licensee enters into an agreement pursuant to which Licensee grants to such third party the right to perform any services for, and on behalf of, Licensee with respect to any Licensed Product in any country of the Territory, including, without limitation, contract research, contract manufacturing or contract sales or commercialization activities.  Notwithstanding the foregoing, the term “Contractor” shall in no event include (i) any Affiliate of Licensee, (ii) any Sublicensee and (iii) any such third party with whom Licensee enters into an

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agreement if the relationship established between Licensee and such third party pursuant to such agreement is for such third party to be a wholesale distributor of Licensed Product in any country of the Territory.

1.13        Control or Controlled shall mean, with respect to any intellectual property right or other intangible property, the possession (whether by license from a third party or ownership, or by control over an Affiliate having possession by license from a third party or ownership) by a Party of the ability to grant to the other Party access, ownership and/or a license or sublicense to such intellectual property right or other intangible property without violating the terms of any agreement with any third party.

1.14        Cover (as an adjective or as a verb including conjugations and variations such as “Covered,” “Coverage” or “Covering”) shall mean that the developing, making, using, offering for sale, promoting, selling or importing of a given compound, formulation or product would infringe a Valid Claim of an issued patent in the absence of a license under such Valid Claim. The determination of whether a compound, formulation or product is Covered by a particular Valid Claim shall be made on a country-by-country basis.

1.15        Delay shall have the meaning set forth in Section 17.5.

1.16        Development shall mean the pre-clinical studies, Phase I, II & III Clinical Trials, filing of NDAs, and other activities, including pharmaceutical and manufacturing development as well as regulatory work, necessary to obtain Regulatory Approval of a Licensed Product.

1.17        Development Plan shall mean any version and variations of a document prepared for the Development of each Licensed Product in the Territory, that outlines the Development activities including regulatory strategies, to be performed by Licensee under this Agreement. Such a document shall contain targeted timelines of the Development phases and clinical endpoints.

1.18        Discloser shall have the meaning set forth in Section 11.1.

1.19        Effective Date shall mean February 26, 2010.

1.20        EMEA shall mean the European Medicines Agency or any successor agency.

1.21        FDA shall mean the United States of America Food and Drug Administration or any successor agency.

1.22        First Commercial Sale shall mean, in each country of the Territory, each first invoiced sale by Licensee, Affiliate or Sub-Licensee to a third party of Licensed Product in the country after obtaining Regulatory Approval in such country.

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1.23        FTE shall mean a period equivalent to the number of hours that an employee in the full time employment of either Party would be obliged to spend at work in any twelve (12) month period of continuous employment.

1.24        Gross Sales shall mean the gross amount invoiced by Licensee, its Affiliates or Sublicensees for sales of a Licensed Product to third parties in the Territory.  For purposes of clarification, [           ]*.  Notwithstanding the foregoing provisions of this definition, sales of Licensed Product [           ]* shall not give rise to any Gross Sales for purposes of this Agreement.

1.25        Health Agency shall mean a governmental or official body in a given country of the Territory, including FDA and EMEA, as well as any national or international or local regulatory agency, department, bureau or other governmental entity, which reviews, validates and/or delivers Regulatory Approvals.

1.26        Indemnified Party shall have the meaning set forth in Section 15.3.

1.27        Indemnified Person shall have the meaning set forth in Section 15.3.

1.28        Infringe (as a noun, adjective or verb including conjugations and variations such as “Infringed,” “Infringes”, “Infringing” and “Infringement”) shall mean infringement, misappropriation, unauthorized use, misuse or other violation of the Patent Rights, know-how, inventions, trade secrets or other intellectual property (except trademarks) of any person or entity, whether such person or entity owns such Patent Rights, Know-How, inventions, trade secrets or other intellectual property (except trademarks) or otherwise has the valid right of use thereof, including, without limitation, pursuant to a license.

1.29        Initial Development Plan shall mean the Development Plan attached to this Agreement as Appendix C.

1.30        Invention shall mean any invention, whether or not patentable, made as a result of the research or Development activities of a Party or the Parties pursuant to this Agreement. An “Invention” may be made by employees of Ipsen solely or jointly with a third party (an “Ipsen Invention”), by employees of Licensee solely or jointly with a third party (a “Licensee Invention”), or jointly by employees of Ipsen and Licensee with or without a third party (a “Joint Invention”), in each instance as determined by U.S. laws of inventorship.

1.31        Ipsen shall have the meaning set forth in the preamble to this Agreement.

1.32        Ipsen Future Know-How shall mean all Know-How that (A) Ipsen or any of its Affiliates owns or Controls at any time after the Effective Date (and not on or prior to the Effective Date) and during the Term and (B) either (i) is reasonably necessary to research, develop, manufacture, market, promote, use, sell, import or export any

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Licensed Product or any Unlicensed Product or (ii) is used or practiced by Ipsen, its Affiliates, sublicensees or contractors in connection with the research, Development, manufacture, marketing, promotion, use, sale, import or export of any Competing Product.  Notwithstanding the foregoing provisions of this definition, the term “Ipsen Future Know-How” shall not include Joint Know-How, Ipsen Know-How, Ipsen New Formulation Know-How or Ipsen MC4 [           ]* Know-How.

1.33        Ipsen Future Patent Rights shall mean all Patent Rights that (A) Ipsen or any of its Affiliates owns or Controls at any time after the Effective Date (and not on or prior to the Effective Date) and during the Term and (B) claim any invention included within Ipsen Future Know-How.  Notwithstanding the foregoing provisions of this definition, the term “Ipsen Future Patent Rights” shall not include Joint Patent Rights, Ipsen Patent Rights, Ipsen New Formulation Patent Rights or Ipsen MC4 [           ]* Patent Rights.

1.34        Ipsen Future Technology shall mean all Ipsen Future Know-How and Ipsen Future Patent Rights.

1.35        Ipsen Indemnitees shall have the meaning set forth in Section 15.2.

1.36        Ipsen Joint Technology Rights shall mean all of Ipsen’s right, title and interest in the Joint Patent Rights and the Joint Know-How.

1.37        Ipsen Know-How shall mean, collectively, (A) all Know-How that Ipsen or any of its Affiliates owns or Controls as of the Effective Date and is necessary or useful to the research, Development, manufacture, marketing, promotion, use, sale, import or export of any Licensed Product, including, without limitation, all data and information regarding the safety and efficacy of any Licensed Product, (B) all Know-How, whether or not patentable, conceived, made, generated or developed by Ipsen or any of its Affiliates as a result of the research or Development activities of Ipsen or any of its Affiliates pursuant to this Agreement, including, without limitation, all Ipsen Inventions. The term “Ipsen Know-How” shall not include Joint Know-How or Ipsen New Formulation Know-How, but shall include Ipsen MC4 [           ]* Know-How, if any, that is not Joint Know-How.

1.38        Ipsen Licensed Know-How shall mean, collectively, (i) the Ipsen Know-How, (ii) the Ipsen Future Know-How and (iii) Ipsen’s right, title and interest in Joint Know-How (including, without limitation, any Joint Know-How that is included in Ipsen MC4 [           ]* Know-How).

1.39        Ipsen Licensed Patent Rights shall mean, collectively, (i) the Ipsen Patent Rights, (ii) the Ipsen [           ]* Patent Rights (if and to the extent not included within the Ipsen Patent Rights), (iii) the Ipsen Future Patent Rights and (iv) Ipsen’s right, title and interest in the Joint Patent Rights (including, without limitation, Joint Patent Rights that are included in Ipsen MC4 [           ]* Patent Rights).

1.40        Ipsen Licensed Technology shall mean all Ipsen Licensed Know-How and Ipsen Licensed Patent Rights.

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1.41        Ipsen MC4 Patent Rights shall mean (i) all Patent Rights that are listed in Appendix B of this Agreement and (ii) any and all substitutions, extensions or supplementary protection certificates, reissues, re-examinations, renewals, divisions, continuations, continuations-in-part and foreign counterparts with respect to such Patent Rights.

1.42        Ipsen MC4 Compound shall mean a [           ]*.

1.43        Ipsen MC4 [           ]* shall have the meaning set forth in Section 2.11.1.

1.44        Ipsen MC4 [           ]* Know-How shall mean all Know-How that is included within Ipsen MC4 [           ]* Technology.

1.45        Ipsen MC4 [           ]* Patent Rights shall mean all Patent Rights that are included within Ipsen MC4 [           ]* Technology.

1.46        Ipsen MC4 [           ]* Technology shall have the meaning set forth in Section 2.11.3.

1.47        Ipsen MC4 Product shall mean any [           ]*.

1.48        Ipsen MC4 Program shall mean the [           ]* program conducted by or on behalf of Ipsen or any of its Affiliates (alone or together with one or more Affiliates, partners, contractors or sublicensees) at any time on or prior to the Effective Date for purposes of [           ]*.

1.49        Ipsen MC4 Program Invention shall mean any invention or Know-How that (A) has been conceived, created, used or practiced in the course of carrying out the Ipsen MC4 Program or has been conceived, created or reduced to practice for the purpose of being used in the conduct of the Ipsen MC4 Program or (B) consists of the composition of matter, formulation, any method of use or any method of manufacture of any Ipsen MC4 Compound.

1.50        Ipsen Metabolic Compounds shall mean, collectively, [           ]*.

1.51        Ipsen New Formulation Know-How shall mean all Know-How that is included within Ipsen New Formulation Technology.

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1.52        Ipsen New Formulation Patent Rights shall mean all Patent Rights that are included within Ipsen New Formulation Technology.

1.53        Ipsen New Formulation Technology shall mean all Patent Rights and Know-How that (i) Ipsen or any of its Affiliates owns or Controls at any time after the Effective Date and during the Term and (ii) have been determined pursuant to, and in accordance with, the provisions of Section 2.7 hereof to be necessary or useful to the development of a new formulation for any Licensed Product that is the subject of any evaluation pursuant to Section 2.7.  Notwithstanding the foregoing provisions of this definition, the term “Ipsen New Formulation Technology” shall not include any Ipsen Licensed Patent Rights or any Ipsen Licensed Know-How.

1.54        Ipsen Ongoing Pre-Clinical Studies shall have the meaning set forth in Section 6.2.

1.55        Ipsen Patent Rights shall mean, collectively, (i) the Ipsen MC4 Patent Rights and (ii) those Ipsen MC4 [           ]* Patent Rights, if any, that are not Joint Patent Rights.  In addition, the term “Ipsen Patent Rights” shall be deemed automatically modified to include the Ipsen [           ]* Patent Rights if and to the extent that Ipsen obtains an exclusive license to the Ipsen [           ]* Patent Rights from [           ]*.

1.56        Ipsen [           ]* Patent Rights shall mean all Patent Rights in connection with the [           ]* Patent Application that Ipsen or any of its Affiliates owns or Controls at any time during the Term.

1.57        Ipsen Technology shall mean all Ipsen Know-How and Ipsen Patent Rights.

1.58        Joint Know-How shall mean Know-How, whether or not patentable, conceived, created, made, generated or developed jointly by employees of Licensee and Ipsen or any of its Affiliates (with or without a third party) as a result of the research or Development activities of the Parties pursuant to, or contemplated under, this Agreement (including, without limitation, Section 2.11 hereof).  The term “Joint Know-How” shall include all Joint Inventions.

1.59        Joint Patent Rights shall mean Patent Rights that claim (i) any Joint Invention or (ii) any Joint Know-How.

1.60        Know-How shall mean technical and other information, including information comprising or relating to concepts, discoveries, data, designs, formulae, ideas, inventions, methods, models, assays, research plans, procedures, designs for experiments and tests and results of experimentation and testing (including results of research or Development or other developments), formulations, processes (including manufacturing processes, specifications and techniques), laboratory records, chemical, pharmacological, toxicological, clinical, analytical and quality control data, trial data, case report forms, data analyses, reports, manufacturing data, pre-clinical data and

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summaries and information contained in submissions to, and information from, ethical committees and Health Agencies, including documents containing any of the above.

1.61        Licensed Product Claim shall mean, for a given Licensed Product in a given country of the Territory, a Valid Claim of Ipsen Patent Rights, Ipsen [           ]* Patent Rights (to the extent not included within Ipsen Patent Rights), Ipsen Future Patent Rights or Joint Patent Rights that Covers such Licensed Product in such country.

1.62        Licensed Product shall mean (i) any Ipsen MC4 Product or (ii) any [           ]* that is covered by a Valid Claim of any issued patent or patent application included within Ipsen Patent Rights or Joint Patent Rights.

1.63        Licensed Rights shall have the meaning set forth in Section 2.1.

1.64        Licensee shall have the meaning set forth in the preamble to this Agreement.

1.65        Licensee Indemnitees shall have the meaning set forth in Section 15.1.

1.66        Licensee Joint Technology Rights shall mean all of Licensee’s right, title and interest in and to the Joint Patent Rights and the Joint Know-How.

1.67        Licensee Know-How shall mean all Know-How that Licensee or any of its Affiliates owns, Controls or otherwise has in-licensed at any time during the Term.  Notwithstanding the foregoing provisions of this definition, the term “Licensee Know-How” shall not include Ipsen Licensed Know-How, Ipsen New Formulation Know-How and Joint Know-How.

1.68        Licensee Patent Rights shall mean all Patent Rights that Licensee or any of its Affiliates owns, controls or otherwise has in-licensed at any time during the Term.  Notwithstanding the foregoing provisions of this definition, the term “Licensee Patent Rights” shall not include Ipsen Licensed Patent Rights, Ipsen New Formulation Patent Rights and Joint Patent Rights.

1.69        Licensee Technology shall mean all Licensee Know-How and Licensee Patent Rights.

1.70        Licensee Trademark shall have the meaning attributed to it under Section 10.1.

1.71        Losses shall have the meaning set forth in Section 15.1.

1.72        Manufacturing Cost shall have the meaning set forth in the Clinical Supply Agreements.

1.73        MC4 Product shall mean any Licensed Product that [           ]*.

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1.74        NDA Filing shall mean a New Drug Application filed as a result of activities under this Agreement with the FDA, or the equivalent application to the equivalent agency in any other country of the Territory, the filing of which is necessary to market and sell a Licensed Product, including all amendments and supplements to any of the foregoing.

1.75        Necessary Third Party IP Rights shall mean (i) any Valid Claim of Patent Rights owned or controlled by a third party which would be Infringed by the use or practice of the Ipsen Licensed Technology, Ipsen Future Technology, the Ipsen New Formulation Technology (if and to the extent licensed to Licensee) or the Ipsen MC4 [           ]* Technology to research, develop, manufacture, market, promote, use, sell, import or export any Licensed Product in any country of the Territory or (ii) any Patent Rights or Know How owned or controlled by a third party (other than Patent Rights already within the scope of the foregoing clause (i) of this definition) that (1) are reasonably necessary to enable the research, development, manufacture, use or commercialization of a License Product in any country of the Territory, (2) are reasonably likely to materially reduce the risks or the timetable for the development of a License Product in any country of the Territory or (3) are reasonably likely to materially reduce the commercialization risk, or materially increase the anticipated Net Sales, of a Licensed Product in any country of the Territory.

1.76        Net Sales shall mean Gross Sales less deductions (not otherwise taken into account) for the [           ]*.

In the event that a Licensed Product is sold as a component of a Bundled Product, then Net Sales shall be determined by multiplying the Net Sales of the Bundled Product by the fraction [           ]* where [         ]* equals the average selling price of such Licensed Product sold separately in finished form and [           ]* equals the aggregate average selling price of the relevant other product(s) included in such Bundled Product sold separately in finished form, in each case in the relevant country in which sales of such Bundled Product were made, during the same Accounting Period and in similar volumes.  In the event that no separate sale of such Licensed Product is made during the applicable Accounting Period in similar volumes and in the relevant country in which the sale of such Bundled Product was made and that there are separate sales of the relevant other product(s) included in such Bundled Product in similar volumes and in the relevant country in which the sale of such Bundled Product was made, then Net Sales shall be determined by multiplying the Net Sales of the Bundled Product by the fraction [           ]*

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[           ]*, where [           ]* equals the average selling price of the Bundled Product for the country in which sales were made.  In the event that no separate sale of either such Licensed Product or the relevant other product(s) is made during the applicable Accounting Period in similar volumes and in the relevant country in which the sale of such Bundled Product was made, then Net Sales shall be determined by multiplying the Net Sales of the Bundled Product by the fraction [           ]*, where [           ]* equals the fully absorbed cost of manufacturing such Licensed Product and [           ]* equals the full absorbed cost of manufacturing the relevant other product(s).

1.77        Non-Breaching Party shall have the meaning set forth in Section 14.2.

1.78        Party shall mean, individually, IPSEN PHARMA S.A.S. or RHYTHM METABOLIC, INC., and “Parties” shall mean collectively, IPSEN PHARMA S.A.S. and, RHYTHM METABOLIC, INC.

1.79        Patent Rights shall mean all rights under any patent or patent application in any country of the world, including any substitution, extension or supplementary protection certificate, reissue, re-examination, renewal, division, continuation or continuation-in-part thereof.

1.80        [           ]* shall mean [           ]*.

1.81        [           ]* Patent Application shall mean [    ]*.

1.82        Phase I Clinical Trial shall mean a human clinical trial normally conducted in healthy volunteers with the aim of establishing the pharmacokinetic, pharmacodynamic and early safety profile.

1.83        Phase II Clinical Trial shall mean a human clinical trial that is required for Regulatory Approval where a product is tested in a limited number of patients for the purpose of establishing dose ranging and/or first indication of efficacy of product for a therapeutic or prophylactic use.

1.84        Phase III Clinical Trial shall mean a pivotal multi-center human clinical trial in a large number of patients to establish safety or efficacy in the particular claim and indication tested and required to obtain Regulatory Approval.

1.85        Phase III Initiation shall mean the date when a Licensed Product is first administered to a patient in the first Phase III Clinical Trial in the Territory.

1.86        Publication Eligible Material shall have the meaning set forth in Section 12.1.

1.87        Receiver shall have the meaning set forth in Section 11.1.

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1.88        Regulatory Approval shall mean any and all approvals, licenses, registrations or authorizations (including pricing and reimbursement approvals) whether or not conditional, that are granted by FDA, EMEA or other Regulatory Authority and are necessary for the commercial sale of Licensed Product in a regulatory jurisdiction in the Territory and obtained as a result of activities under this Agreement.

1.89        Regulatory Authority shall mean any national, supra-national (e.g., the FDA, the European Commission, the Council of the European Union, or the European Medicines Agency (“EMEA”)), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in any jurisdiction of the Territory involved in the granting of Regulatory Approval for pharmaceutical products.

1.90        ROW shall mean [           ]*.

1.91        Royalty Term shall mean for each Licensed Product and each country of the Territory, (a) the period of time commencing on the First Commercial Sale in such country of such Licensed Product and ending on the tenth (10th) anniversary of such First Commercial Sale and (b) any period of time after such tenth (10th) anniversary during which there is a Licensed Product Claim in such country with respect to such Licensed Product.

1.92        Section 2.10 Negotiation Period shall have the meaning set forth in Section 2.10.

1.93        Sublicense Agreement shall mean any agreement entered into with a third party whereby such third party is granted a sublicense under the Licensed Rights or such third party is granted an option to acquire a sublicense under the Licensed Rights. Notwithstanding anything express or implied in the foregoing provisions of this definition, the term “Sublicense Agreement” shall not include any agreement entered into with a third party whereby such third party is granted the right or option to purchase its supply of Licensed Product in finished form from Licensee, its Affiliates or Sublicensees for resale unto the market, unless, as a partial or full consideration for such purchase, such third party has a payment obligation to Licensee, its Affiliates or Sublicensees that is a percentage of such third party’s net sales, including without limitation a royalty obligation.

1.94        Sublicensee means a third party (other than an Affiliate of Licensee) that has entered into a Sublicense Agreement.

1.95        Sublicensing Revenue shall mean any upfront option payments, upfront license fee payments (excluding the fair market value of equity sold, funding for the sole purpose of supporting identified and planned research and development works relating to the Licensed Products, transfer of goods and materials at cost plus an industry standard premium, bona fide loans and bona fide payments to reimburse Licensee or any of its Affiliates for patent prosecution costs incurred in connection with Licensed Products) or milestone payments (including without limitation milestone payments relating to

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research, development, regulatory or commercial events) to be paid by a Sublicensee to Licensee or any of its Affiliates pursuant to a Sublicense Agreement if and to the extent that such upfront option payments, upfront license fee payments and milestone payments are consideration for any sublicense under the Licensed Rights that is granted pursuant to such Sublicense Agreement or any option granted under such Sublicense Agreement to acquire such sublicense.

1.96        Term shall have the meaning set forth in Section 14.1.

1.97        Territory shall mean [           ]*.

1.98        Unlicensed Product shall mean, with respect to any Licensed Product in any given country within the Territory, any product or pharmaceutical composition that (A) contains [           ]* as such Licensed Product, and (B) is commercially available in such country other than as a result of the licenses granted by Ipsen to Licensee pursuant to this Agreement.

1.99        Valid Claim shall mean a claim in any (a) unexpired and issued Patent Right that has not been dedicated to the public, disclaimed, revoked or held invalid by a final unappealable decision or unappealed decision of a court of competent jurisdiction after the period for filing an appeal has expired or (b) pending patent application which patent application has been on file with the application patent office for no more than [           ]* from the earliest date from which the patent application was filed or claims earliest priority.

1.100      Withholding Party shall have the meaning set forth in Section 5.4.

ARTICLE 2  GRANT OF RIGHTS

2.1          License Grants.  Subject to the terms of this Agreement, Ipsen, for and on behalf of itself and all of its Affiliates, hereby grants to Licensee and its Affiliates the following rights (the “Licensed Rights”):

-                       an exclusive (even as to Ipsen and its Affiliates) right and license in all countries of the Territory, under the Ipsen Technology and the Ipsen Joint Technology Rights, to research, develop, register, use, make, have made, import, export, market, distribute, offer for sale and sell Licensed Product in the Territory for any and all uses and fields of use (it being understood and agreed that, notwithstanding the foregoing exclusive grant to Licensee, Licensee hereby authorizes and consents to the exercise by Ipsen and its Affiliates of any and all rights under the Ipsen Technology and the Ipsen Joint Technology Rights if and to the extent necessary for the sole purpose of Ipsen performing its obligations under this Agreement), and

-                       a non-exclusive right and license in all countries of the Territory under the Ipsen [           ]* Patent Rights (to the extent that the Ipsen [                 ]* Patent Rights are not included within the Ipsen Patent Rights) to research, develop, register, use,

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make, have made, import, export, market, distribute, offer for sale and sell Licensed Product in the Territory for any and all uses and fields of use, and

-                       a non-exclusive right and license in all countries of the Territory, under the Ipsen Future Technology, to research, develop, register, use, make, have made, import, export, market, distribute, offer for sale and sell Licensed Product in the Territory for any and all uses and fields of use.

2.2          Rights retained by Ipsen.  All rights in and to the Ipsen Technology, Ipsen Joint Technology Rights, the Ipsen Future Technology and the Ipsen [           ]* Patent Rights not expressly granted to Licensee under this Agreement are reserved exclusively to Ipsen and its Affiliates.

2.3          Sublicenses.  The rights and licenses granted to Licensee under Section 2.1 shall include the right to grant sublicenses under the Licensed Rights and shall also include the right to grant to a Sublicensee the right to grant further sublicenses to the extent of the Licensed Rights so sublicensed to such Sublicensee. If Licensee or any of its Affiliates enters into a Sublicense Agreement, Licensee shall ensure that all of the applicable terms and conditions of this Agreement shall apply to the applicable Sublicensee to the same extent as they apply to Licensee with respect to, and to the extent, of the Licensed Rights so sublicensed. Licensee shall assume full responsibility for the performance of all obligations so imposed on such Sublicensee and will itself account to Ipsen for all payments due under this Agreement by reason of such Sublicense Agreement.  Upon execution of any Sublicense Agreement, Licensee shall provide Ipsen with the financial terms of such Sublicense Agreement for the purposes of evaluating the Share of Sublicensing Revenue owed to Ipsen as per Section 3.4 of this Agreement.

2.4          Contractors.  The rights and licenses granted to Licensee under Section 2.1 shall include the right to grant rights to Contractors under Licensed Rights, in whole or in part, and shall also include the right to grant to any direct or indirect third party Contractors the right of such Contractors to further subcontract such Licensed Rights to another third party. If Licensee or any of its Affiliates enters into an agreement with a Contractor pursuant to this Section 2.4, Licensee shall ensure that all of the applicable terms and conditions of this Agreement shall apply to the Contractor to the same extent as they apply to Licensee with respect to, and to the extent, of the rights granted. Licensee shall assume full responsibility for the performance of all obligations so imposed on Contractor and will itself account to Ipsen for all payments due under this Agreement by reason of such subcontract.

2.5          Intellectual Property Rights of Ipsen Affiliates.  In the event that any of the intellectual property rights granted by Ipsen and its Affiliates to Licensee and its Affiliates pursuant to Section 2.1 above are owned or Controlled by any Affiliate of Ipsen and not by Ipsen, Ipsen hereby agrees to take such action as may be required (including, without limitation, exercising control over such Affiliate) to ensure that Licensee and its Affiliates, can fully enjoy, exploit and exercise all of their respective rights under this Agreement with respect to such intellectual property rights to the same extent as if such Affiliate were a party to this Agreement.

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2.6          Prohibited Uses and Activities

2.6.1       Ipsen shall not use or practice any Licensed Rights in contravention or violation of the rights thereunder or thereto granted to Licensee pursuant to Section 2.1.  Ipsen shall not grant licenses or otherwise transfer any rights to any person or entity (other than Licensee and its Affiliates) if and to the extent that any such grant or other transfer would violate, contravene, conflict with, or be inconsistent with, the rights granted to Licensee pursuant to Section 2.1 hereof.

2.6.2       During [           ]*, (i) neither Ipsen nor its Affiliates shall research, seek to discover, develop, make, have made, use, distribute, market, sell or otherwise commercialize any Licensed Product or any Unlicensed Product except if and to the extent expressly provided or permitted in this Agreement and in accordance with the terms of this Agreement and (ii) neither Ipsen nor its Affiliates shall grant to any person (other than Licensee and its Affiliates) any right or license to discover, develop, make, have made, use, distribute, market, sell or otherwise commercialize any Licensed Product or Unlicensed Product except if and to the extent expressly provided or permitted in this Agreement and in accordance with the terms of this Agreement.

2.6.3       During [           ]* (i) neither Ipsen nor its Affiliates shall research, seek to identify, develop, make, have made, use, distribute, market, sell or otherwise commercialize any Competing Product for the treatment of any of the indications for which Licensee intends to develop the relevant Licensed Product (with which such Competing Product is likely to compete) as set forth in the Initial Development Plan and (ii) neither Ipsen nor its Affiliates shall grant to any person (other than Licensee and its Affiliates) any right or license to research, seek to discover, develop, make, have made, use, distribute, market, sell or otherwise commercialize any Competing Product for the treatment of any such indications.

2.6.4       During [           ]*, (i) neither Ipsen nor its Affiliates shall use or practice any Ipsen Technology or any Ipsen Joint Technology Rights, for the purpose of, or in connection with, discovering, identifying, researching, developing, making, having made, using, distributing, marketing, selling or otherwise commercializing any Competing Product and (ii) neither Ipsen nor its Affiliates shall grant to any person (other than Licensee or any of its Affiliates) any right or license to use or practice any Ipsen Technology or any Ipsen Joint Technology Rights, for the purpose of, or in connection with, discovering, identifying, researching, developing, making, having made, using, distributing, marketing, selling or otherwise commercializing any Competing Product.

2.7          Ipsen New Formulation Technology

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2.7.1       At the written request of Licensee made at any time during [           ]* (such request being accompanied by [           ]*), Ipsen or any of its Affiliates shall undertake an evaluation of Patent Rights and Know-How owned or Controlled by Ipsen or any of its Affiliates that are not included within Ipsen Technology, Joint Patents or Joint Know-How and that the Parties, acting reasonably and in good faith, believe may be necessary or useful to the development of a new formulation for any Licensed Product that is specifically identified by Licensee (the “Evaluation Formulation Technology”).  Any such evaluation shall be conducted by Ipsen or any of its Affiliates pursuant to an agreement to be negotiated and entered into by the Parties acting reasonably and in good faith (the “Formulation Technology Evaluation Agreement”).  It is hereby understood and agreed by the Parties that the Formulation Evaluation Agreement shall provide that, at Ipsen’s discretion, the actual activities required in connection with such evaluation may be conducted by a contract research organization mutually acceptable to the Parties.   In the event that, based on the results of such evaluation, the Parties, acting reasonably and in good faith, identify any Evaluation Formulation Technology that is necessary or useful to the development of a new formulation for any such Licensed Product specifically identified by Licensee, (i) any such Evaluation Formulation Technology shall be included within the definition of, and treated for all purposes of this Agreement as, Ipsen New Formulation Technology and (ii) the Parties, acting reasonably and in good faith, shall negotiate the terms of, and execute and deliver, a license agreement pursuant to which Ipsen and its Affiliates would grant to Licensee an exclusive (even as to Ipsen and its Affiliates) right and license in all countries of the Territory, under such Ipsen New Formulation Technology, to research, develop, use, make, have made, import, export, market, distribute, offer for sale and sell Licensed Products.  Such license rights shall be exclusive only with respect to Licensed Products and Ipsen shall not be prohibited from using or granting such Ipsen New Formulation Technology for any compound or product that is not a Licensed Product, a Competing Product or an Unlicensed Product.  Any such exclusive license shall include the right grant sublicenses under such license rights.

2.7.2       The obligation of the Parties to negotiate a license agreement pursuant to Section 2.7.1 shall have as an objective to reach good faith agreement on terms that are scientifically and commercially reasonable.  The Parties hereby acknowledge and agree that, in reaching agreement on the appropriate royalty rate applicable to such exclusive license under Ipsen New Formulation Technology, the Parties shall take into account [             ]* and [            ]*.  Notwithstanding anything expressed or implied in the foregoing provisions of this Section 2.7 to the contrary, in no event shall the royalty rate applicable to Net Sales of any Licensed Product with a formulation developed with, or covered by, all or any portion of the Ipsen New Formulation Technology exceed (i) [           ]* or (ii) [           ]* in the event that (x) such Licensed Product is an Ipsen MC4 Product, (y) such Licensed Product also

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utilizes the Ipsen MC4 [           ]*, (z) the Ipsen MC4 [           ]* was accepted in writing by Licensee pursuant to Section 2.11.1 and (zz) the Ipsen MC4 [           ]* is Covered by Ipsen MC4 [           ]* Patent Rights.

2.7.3       Notwithstanding anything express or implied in the foregoing provisions of this Sections 2.7, the provisions of Section 2.7.1 and Section 2.7.2 (other than the last sentence thereof) shall not be applicable to the Ipsen MC4 [           ]* or the Ipsen MC4 [           ]* Technology.

2.8          [Intentionally Omitted.]

2.9          [Intentionally Omitted.]

2.10        Ipsen’s Right of Non-Exclusive Negotiation for Licensed Product

2.10.1     Prior to Licensee entering into any Sublicense Agreement with a third party (a “Potential Sublicensee”) pursuant to which Licensee shall grant a sublicense under the Licensed Rights to such Potential Sublicensee to develop and/or commercialize one or more Licensed Products (collectively, the “Sublicensed Products” and each individually a “Sublicensed Product”) for all or part of the Territory (all or any part of the Territory covered by any such Sublicense Agreement being hereinafter referred to as the “Sublicensed Territory”) and prior to Licensee entering into any exclusivity agreement with any Potential Sublicensee relating to the exclusive negotiation of any such Sublicense Agreement, (i) Licensee shall notify Ipsen in writing that Licensee is willing to enter into non-exclusive negotiations with Ipsen for the grant by Licensee to Ipsen of commercialization rights to such Sublicensed Products for the Sublicensed Territory and (ii) Licensee shall comply with all of the provisions set forth below in this Section 2.10.1.  As soon as practicable (but in any event within [           ]* of receipt by Ipsen of such notice from Licensee), Ipsen will respond to Licensee in writing regarding Ipsen’s interest in entering into such non-exclusive negotiations.  If Ipsen responds to Licensee in writing that it is not interested in entering into such non-exclusive negotiations, then all obligations of the Parties under this Section 2.10 with respect to such Sublicensed Products in the Sublicensed Territory shall terminate and be of no further force or effect, both at that time and in the future, unless Licensee does not enter into a definitive Sublicense Agreement with a Potential Sublicensee within [           ]* after the date that Ipsen last delivered a written response to Licensee stating that Ipsen was not interested in entering into such non-exclusive negotiations, in which case the Party’s respective rights and obligations under this Section 2.10 with respect to such Sublicensed Products in the Sublicensed Territory shall once again become applicable at that time.  If Ipsen responds to Licensee in writing that it is interested in entering into such non-exclusive negotiations, the Parties will promptly commence non-exclusive, good faith negotiations through and until the earlier of (1) the [           ]* following the date that Ipsen gives such written notice to Licensee, provided that Licensee may elect, in its sole

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and absolute discretion, to have the period covered by this clause (1) be longer than [           ]* by giving written notice of such election to Ipsen (which written notice shall specify the length of such period), (2) the date that the Parties jointly determine and agree to end such negotiations and (3) the date that Ipsen notifies Licensee in writing that Ipsen does not want to continue negotiations (the period of such negotiations being hereinafter referred to as the “Section 2.10 Negotiation Period”).  Notwithstanding anything express or implied in the foregoing provisions of this Section 2.10.1 to the contrary, (A) Licensee retains the right to terminate any such negotiations with Ipsen at any time prior to [           ]* if Licensee makes a determination, in its sole and absolute discretion, that Licensee is no longer considering granting commercialization rights to such Sublicensed Products to Ipsen and any Potential Sublicensees and (B) Licensee shall have the right to conduct discussions or negotiations with Potential Sublicensees prior to, simultaneously with, and/or after termination of, the negotiations with Ipsen, provided that Licensee shall not enter into a definitive agreement with any of such Potential Sublicensees until after [           ]*.  If upon [           ]*, Licensee and Ipsen shall not have entered into a definitive agreement pursuant to which Licensee has granted to Ipsen commercialization rights to such Sublicensed Products, then Licensee will be free at any time thereafter to enter into any definitive agreement with a Potential Sublicensee pursuant to which Licensee grants to such Potential Sublicensee any commercialization rights to such Sublicensed Products in the Sublicensed Territory; provided, however, that (i) Licensee shall not enter into any such definitive agreement with a Potential Sublicensee if the terms of such definitive agreement are less favorable to Licensee and its business than the last terms with respect to such Sublicensed Products that were proposed by Ipsen in writing during the applicable Section 2.10 Negotiation Period and (ii) if Licensee does not enter into a definitive Sublicense Agreement with a Potential Sublicensee within [            ]*, the Party’s respective rights and obligations under this Section 2.10 with respect to such Sublicensed Products in the Sublicensed Territory shall once again become applicable at that time.

2.10.2     Notwithstanding anything express or implied in any of the provisions of Section 2.10.1 to the contrary, this Section 2.10 shall automatically terminate upon the earlier to occur of (x) the closing of the Licensee’s initial public offering or (y) the occurrence of a Change of Control of Licensee.  For purposes hereof, the term “Change of Control” shall mean, with respect to Licensee, (i) any merger or consolidation involving Licensee or any sale of outstanding shares of capital stock of Licensee, if the stockholders of Licensee immediately prior to the consummation of such merger, consolidation or sale of outstanding shares no longer hold at least a majority of the issued and outstanding shares of capital stock of Licensee immediately after the consummation of such merger, consolidation or sale of outstanding shares and (ii) the sale of all or substantially all of the assets of Licensee.  For purposes of clarification, (A) any

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equity financing or any other transaction by Licensee pursuant to which Licensee directly issues shares of its capital stock shall not be a transaction subject to clause (i) of this Section 2.10.2, and (B) neither Licensee nor Ipsen shall have any rights or obligations under Section 2.10.1 in connection with any Change of Control of Licensee (it being understood and agreed that a Change of Control of Licensee is not the type of transaction that the Parties envision as triggering the provisions of Section 2.10.1).

2.11        Ipsen MC4 [           ]*

2.11.1     [Intentionally Ommitted.]

2.11.2     Licensee shall evaluate any new formulation developed by Ipsen pursuant to the MC4 [           ]* Agreement and shall give written notice to Ipsen if Licensee determines, in its sole and absolute discretion, that such new formulation meets the characteristics, profile and specifications provided by Licensee therefor set forth in the MC4 [           ]* development of MC4 Products.  If Licensee gives such written notice to Ipsen with respect to any such new formulation, then such new formulation shall be referred to in this Agreement as the “Ipsen MC4 [           ]*”.

2.11.3     All Patent Rights and Know-How owned or Controlled by Ipsen or any of its Affiliates that are conceived, invented, generated or reduced to practice during the conduct of the activities under the MC4 [           ]* Agreement and/or that are necessary or useful MC4 [           ]* to the development, manufacture, use or commercialization of any Licensed Product using the Ipsen MC4 [           ]* (such Patent Rights and Know-How being referred to in this Agreement as the “Ipsen MC4 [           ]* Technology”) shall be included within the definition of, and treated for all purposes of this Agreement as, Ipsen Technology, Joint Patents or Joint Know-How, as applicable, such that the exclusive license granted by Ipsen to Licensee under Section 2.1 hereof shall include the exclusive right and license (even as to Ipsen and its Affiliates) in all countries of the Territory, under the Ipsen MC4 [           ]* Technology, to research, develop, use, make, have made, import, export, market, distribute, offer for sale and sell Licensed Products.  Any such exclusive right and license shall include the right grant sublicenses under such license rights. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, it is agreed that (x) Licensee shall have no right to practice, develop, commercialize, license or use the Ipsen MC4 [           ]* Technology except to the extent contemplated or permitted under this Agreement (including, without limitation, Section 2.1 hereof) and (y) Ipsen shall retain all rights to practice, develop, commercialize, license and otherwise use the Ipsen MC4 [           ]* Technology in connection with any product or compound that is not a Licensed Product or a Competing Product.

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2.12        Third Party Payments by Ipsen.  Ipsen shall make payment of all license fees, milestone payments, royalty payments and other payments that Ipsen or any of its Affiliates is required to pay under or in connection with any agreement with a third party pursuant to which Ipsen or any of its Affiliates acquires or has acquired Patent Rights (including, without limitation, the Ipsen [           ]* Patent Rights) or Know How or other intellectual property rights licensed or sublicensed by Ipsen to License and its Affiliates pursuant to this Agreement.

ARTICLE 3  MILESTONE PAYMENTS; PAYMENT OF SHARE OF SUBLICENSING REVENUES

3.1          Subject to the provisions of this Section 3.1 and Section 3.5 below, Licensee shall pay to Ipsen the following non-refundable and non-creditable amounts upon the occurrence of the following development milestones with respect to an Ipsen MC4 Product:

Development Milestones	Amount
[ ]*	[	]*
[ ]*	[	]*
[ ]*	[	]*
[ ]*	[	]*
[ ]*	[	]*
[ ]*	[	]*

Each milestone payment by Licensee to Ipsen pursuant to the foregoing provisions of this Section 3.1 shall be paid only once upon the first occurrence of the applicable development milestone, regardless of how many times a particular development milestone is achieved and notwithstanding that more than one Ipsen MC4 Product achieves a given development milestone.  Without limiting the generality of the foregoing sentence, in no event shall the aggregate amount of milestone payments made by Licensee to Ipsen pursuant to this Section 3.1 under any circumstances exceed [           ]*.

Licensee shall promptly inform Ipsen of the occurrence of any of the above development milestones and Licensee shall make payment of any milestone payment that Licensee is required to make pursuant to this Section 3.1 within [           ]* after the achievement of the applicable development milestone.

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3.2          Subject to the provisions of this Section 3.2 and Section 3.5 below, Licensee shall pay to Ipsen the following non-refundable and non-creditable amounts upon the occurrence of the following commercialization milestones with respect to an Ipsen MC4 Product:

Commercialization Milestones	Amount
[ ]*	[	]*
[ ]*	[	]*

Each milestone payment by Licensee to Ipsen pursuant to the foregoing provisions of this Section 3.2 shall be paid only once upon the first occurrence of the applicable commercialization milestone, regardless of how many times a particular commercialization milestone is achieved and notwithstanding that more than one Ipsen MC4 Product achieves a given commercialization milestone.  Without limiting the generality of the foregoing sentence, in no event shall the aggregate amount of milestone payments made by Licensee to Ipsen pursuant to this Section 3.2 under any circumstances exceed [           ]*.

Licensee shall promptly inform Ipsen of the occurrence of any of the above commercialization milestones and Licensee shall make payment of any milestone payment that Licensee is required to make pursuant to this Section 3.2 within [           ]* after the end of the calendar quarter during which the applicable commercialization milestone is achieved.

3.3          Subject to the provisions of Section 3.5 below, in the event that Licensee or any of its Affiliates, on the one hand, and Sublicensee, on the other hand, execute and deliver a Sublicense Agreement, Licensee shall make payment to Ipsen of the Share (as defined in Section 3.4 below) of all Sublicensing Revenues actually received by Licensee or any of its Affiliates under such Sublicense Agreement.  Licensee shall make any payment that Licensee is required to make to Ipsen pursuant to this Section 3.3 within [           ]* of the end of the Accounting Period in which Licensee or any of its Affiliates actually received any such Sublicensing Revenues.

3.4          The Share shall depend on the date of execution of the relevant Sublicense Agreement, as follows:

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Date of execution of the Sublicense Agreement	Share
[ ]*	[	]*
[ ]*	[	]*
[ ]*	[	]*

For purposes of clarification,  “completion” shall mean [           ]*.

Notwithstanding anything express or implied in the foregoing provisions of this Section 3.4 or elsewhere in this Agreement to the contrary, it is hereby understood and agreed that if Licensee or any of its Affiliates enters into Sublicense Agreement pursuant to which the applicable Sublicensee is granted an option that entitles such Sublicensee upon exercise of such option to obtain a sublicense under the Licensed Rights, Ipsen’s Share of Sublicensing Revenues should be calculated under this Section 3.4 as follows :

(i) Ipsen’s Share of any upfront option fees actually received by Licensee or any of its Affiliates in connection with the grant of such option shall be [           ]*, and

(ii) Ipsen’s Share under this Section 3.4 of any upfront license fees and milestone payments actually received by Licensee or any of its Affiliates in connection with the grant of any such sublicense under the Licensed Rights upon exercise of such option shall be [           ]*.

For example, in the event that [           ]*

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[           ]*, then [           ]*.

3.5          Notwithstanding anything express or implied in the foregoing provisions of this Article 3, in the event that, but for the provisions of this Section 3.5, the same development or commercialization milestones would trigger the payment of a milestone payment pursuant to Sections 3.1 through 3.2 hereof and also the payment pursuant to Sections 3.3 and 3.4 of a Share of any Sublicensing Revenue actually received by Licensee or any of its Affiliates in connection with such development or commercialization milestones, Licensee shall pay to Ipsen [           ]*.

ARTICLE 4  PAYMENTS BASED ON SALES OF LICENSED PRODUCT

4.1          Royalties.  In consideration for the rights and license granted under this Agreement, Licensee shall, subject to the provisions of Sections 4.2, 4.3 and 4.4 below, pay royalties to Ipsen based upon Net Sales of any given Licensed Product in any given country in the Territory during the Royalty Term applicable to sales of such Licensed Product in such country, which royalties shall be equal to [           ]* of such Net Sales; provided, however, that, subject to the provisions of Sections 4.2, 4.3 and 4.4 below,  if (i) such Licensed Product is an Ipsen MC4 Product that utilizes the Ipsen MC4 [           ]*, (ii) the Ipsen MC4 [           ]* was accepted in writing by Licensee pursuant to Section 2.11.1 and (iii) the Ipsen MC4 [           ]* is Covered by Ipsen MC4 [           ]* Patent Rights, then the royalty rate applicable to Net Sales of such Ipsen MC4 Product in any given country in the Territory during the Royalty Term applicable to sales of such Ipsen MC4 Product in such country shall be (A) [           ]* if the Ipsen MC4 [     ]* is delivered by Ipsen to Licensee pursuant to Section 2.11.1 within [           ]* after the date of the MC4 [           ]* Agreement, (B) [           ]* if the Ipsen MC4 [             ]* is delivered by Ipsen to Licensee pursuant to Section 2.11.1 at any time after the [           ]* following the date of the MC4 [           ]* Agreement and such Ipsen MC4 Product in a formulation consisting of the Ipsen MC4 [           ]* is used  by Licensee in [           ]* or (C) [           ]* if neither of the foregoing clauses (A) and (B) is applicable.  For purposes of clarification, the determination of the amount of royalties

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due Ipsen pursuant to this Section 4.1 shall be made on a Licensed Product-by-Licensed Product basis and on a country-by-country basis.  Payment of royalties due to Ipsen pursuant to this Article 4 shall be made in accordance with the provisions of Article 5 hereof.

4.2          Adjustments related to Unlicensed Products.  Notwithstanding anything express or implied in Section 4.1 to the contrary and subject to Section 4.4 hereof, if, during the Royalty Term in a given country of the Territory, (i) there is no Valid Claim of an issued patent within Ipsen Patent Rights or Joint Patent Rights that Covers the sale of a Licensed Product in such country, and (ii) the aggregate sales revenue in such country of Unlicensed Products (expressed in the currency of such country) constitute more than [           ]* of the market share with respect to the aggregate sales revenue of such Unlicensed Products and such Licensed Product in such country (expressed in the currency of such country), then Licensee shall have the right to calculate royalty payments due to Ipsen pursuant to this Agreement by including only [           ]* of the amount of Net Sales that would have otherwise been included for such Licensed Product in such country to calculate such royalty payments.  For the avoidance of doubt, such adjustment of royalties shall apply only if the applicable Unlicensed Products contain the same [           ]* as the applicable Licensed Product. In case of a disagreement between the Parties on the market share of one or more Unlicensed Products in any country of the Territory, the Parties agree to refer such dispute to arbitration pursuant to Article 16.

4.3          Adjustments Related to Necessary Third Party IP Rights.  Subject to Section 4.4 below, on a Licensed Product-by-Licensed Product basis and on a country-by-country basis, (i) if Licensee or any of its Affiliates or Sublicensees is obligated to remit payments (the “Necessary Third Party IP Rights Payments”) to any third party in accordance with the terms of any license entered into by Licensee or any of its Affiliates or Sublicensees with respect to Necessary Third Party IP Rights owned or controlled by such third party (and, in the case of payments required to be so remitted by any such Sublicensee, royalties otherwise due from such Sublicensee to Licensee or any of its Affiliates are reduced as a result of any such required remittance by such Sublicensee) and/or (ii) if (1) Licensee or any of its Affiliates has not obtained a license under Ipsen New Formulation Technology pursuant to Section 2.7 hereof and (2) Licensee or any of its Affiliates or Sublicensees is obligated to remit payments (“Third Party Formulation Technology Payments”) to any third party in accordance with the terms of any license entered into by Licensee or any of its Affiliates or Sublicensees with respect to formulation technology owned or controlled by such third party and used by Licensee or any of its Affiliates and Sublicensees with any Licensed Product (“Third Party Formulation Technology”) (and, in the case of payments required to be so remitted by a Sublicensee, royalties otherwise due from such Sublicensee to Licensee or any of its Affiliates are reduced as a result of any such required remittance by such Sublicensee), Licensee shall be permitted to offset [           ]* of Necessary Third Party IP Rights Payments and/or [           ]* of Third Party Formulation Technology Payments against royalties due to Ipsen under this Agreement with respect to sales of the applicable Licensed Product in the applicable country; provided, however, that (i) any offset of Third Party Formulation Technology Payments shall not result in a reduction of more than [           ]* of the royalty payments that would otherwise have been due to Ipsen under this

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Agreement in any calendar year with respect to sales of the applicable Licensed Product in the applicable country and (ii) any offset of Necessary Third Party IP Rights Payments shall not result in a reduction of more than [           ]* of the royalty payments that would otherwise have been due to Ipsen under this Agreement in any calendar year with respect to sales of the applicable Licensed Product in the applicable country.  In case Licensee has not been able to offset any allowed amount during any relevant calendar year, no resulting payment shall be due from Ipsen to Licensee as a result of such shortfall, but Licensee shall be entitled to carry over such shortfall to one or more subsequent calendar years and seek to offset the full amount of such shortfall against payments otherwise due to Ipsen in such subsequent calendar year or calendar years (subject always to the limitation set forth in this Section 4.3 and in Section 4.4).

4.4          Total Section 4.3 and Section 4.4 Adjustments.  In no event shall the adjustments provided under Sections 4.2 and 4.3 hereof, applied individually or cumulatively, result in an effective royalty rate in connection with royalty payments to Ipsen under this Agreement of less than (i) [           ]* on Net Sales of any Licensed Product in any country in any calendar year during the Royalty Term, or (ii) [           ]* on Net Sales of any Licensed Product in any country in any calendar year during the Royalty Term in the event that (w) such Licensed Product is an Ipsen MC4 Product, (x) such Licensed Product utilizes the Ipsen MC4 [           ]*, (y) the Ipsen MC4 [           ]* was accepted in writing by Licensee pursuant to Section 2.11.1 and (z)  the Ipsen MC4 [           ]* is Covered by Ipsen MC4 [               ]* Patent Rights.

ARTICLE 5  PAYMENT, REPORTING, AUDITING

5.1          Currency and Conversion.  Subject to the provisions set forth below in this Section 5.1, all payments under this Agreement shall be in US Dollars except for royalty payments with respect to Net Sales made in ROW, which shall be made in Euros. As regards Net Sales in United States of America, Licensee shall calculate Net Sales and calculate and pay corresponding royalties in US Dollars.  Whenever calculations of Net Sales or royalties require conversion from any currency into Euros, Licensee shall convert into Euros the amount of Gross Sales and Net Sales, using the [           ]* exchange rates (as published in the Wall Street Journal European Edition or if no longer available any other sources mutually-agreed by the Parties) of the last working day of each applicable Accounting Period.

5.2          Payments and Reporting.  After the First Commercial Sale of Licensed Product in the Territory, Licensee shall calculate royalties quarterly at the end of each Accounting Period [           ]* and shall pay royalties on Net Sales quarterly within [           ]* after the end of each Accounting Period.

With each such payment, Licensee shall provide in writing to Ipsen for the relevant Accounting Period at least the following information split by United States of America, and any other countries of the Territory:

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•                  Gross Sales (expressed in the currency in which the sale of Licensed Product is made, and, for Gross Sales achieved in the ROW, the applicable conversion rates and the resulting amount in Euros, subject to the provisions of Section 5.1 above) on a Licensed Product-by-Licensed Product basis, in unit and in value;

•                  Net Sales (expressed in the currency in which the sale of Licensed Product is made, and, for Net Sales achieved in the ROW, the applicable conversion rates and the resulting amount in Euros, subject to the provisions of Section 5.1 above) on a Licensed Product-by-Licensed Product basis, in unit and in value;

•                  Total royalty payable (expressed in USD for the USA and in Euros for ROW, subject to the provisions of Section 5.1 above) on a Licensed Product-by-Licensed Product basis.

5.3          Late payments. Any payment under Articles 3 and 4 that is not timely paid shall bear interest, to the extent permitted by applicable law, at [          ]*.

5.4          Taxes

Each Party shall pay all sales, turnover, income, revenue, value added, and other taxes levied on account of payments accruing or made to it under this Agreement.  Nothing in the foregoing sentence shall be deemed to affect the definition of Manufacturing Cost and/or any right that Ipsen specifically is provided or granted under this Agreement to charge and collect from the other Party the Manufacturing Cost incurred by Ipsen in connection with Licensed Product supplied by such Party to the other Party under the terms and conditions of the Clinical Supply Agreements.

If provision is made in law or regulation of any country for withholding of taxes of any type, levies or other charges with respect to any amounts payable under this Agreement to a Party, the other Party (“Withholding Party”) shall promptly pay such tax, levy or charge for and on behalf of the Party to the proper governmental authority, and shall promptly furnish the Party with a signed original certificate of such tax deduction. The Withholding Party shall have the right to deduct any such tax, levy or charge actually paid from payment due by the Party or be promptly reimbursed by the Party if no further payments are due by the Party. Each Party agrees to assist the other Party in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.

5.5          Blocked Countries.  If by reason of law, Licensee is unable to convert to US Dollars a portion of the amount due by it under this Agreement, then Licensee shall notify Ipsen in writing and Licensee shall pay to Ipsen such portion in the currency of any other country designated by Ipsen and legally available to Licensee.

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5.5.1       Accounting.  Licensee shall maintain and shall cause its Affiliates, Sublicensees and Contractors to maintain full, true and accurate books of account containing all particulars that may be necessary for the purpose of calculating all royalties payable under this Agreement. Such books of account shall be kept at their principal place of business. Licensee, its Affiliates, Sublicensees and Contractors shall permit Ipsen, by independent qualified public accountants selected by Ipsen, to examine such books and records at any reasonable time, but not later than [          ]* following the rendering of any corresponding reports, accountings and payments pursuant to this Agreement.  The foregoing right of review may be exercised only once during each [          ]* period.  Such accountants may be required by Licensee, its Affiliates, Sublicensees and Contractors to enter into a reasonably acceptable confidentiality agreement, and in no event shall such accountants disclose to Ipsen any information other than such as relates to the accuracy of reports and payments made or due hereunder.  The opinion of said independent accountants regarding such reports, accountings and payments shall be binding on the parties other than in the case of manifest error.  Ipsen shall bear the cost of any such examination and review; provided that if the inspection and audit shows an underpayment of royalty due to Ipsen of more than [          ]* of the amount due for the applicable Accounting Period, then Licensee shall promptly reimburse Ipsen for all costs incurred in connection with such examination and review.  Licensee shall promptly pay to Ipsen the amount of any such underpayment revealed by an examination and review together with late payment interest pursuant to Section 5.3.

ARTICLE 6  DEVELOPMENT

6.1          Transfer of Ipsen Licensed Technology and Documentation to Licensee.  The Parties agree that, promptly following the Effective Date, at the reasonable request from Licensee, Ipsen shall transfer:

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At least once each [          ]* during the Term and at such other times as License may reasonably request from time to time during the Term, Ipsen shall transfer to Licensee (i) any and all of the items listed above to the extent that they are in the possession or control of Ipsen and have not previously been transferred to Licensee and (ii) copies of all documents in Ipsen’s possession or under its control relating to any Ipsen Licensed Know-How and electronic copies of all patents and patent applications included within Ipsen Licensed Patent Rights, in each case to the extent not previously transferred to Licensee.

The performance by Ipsen of its obligations under the foregoing provisions of this Section 6.1 shall be at no cost to Licensee.

From time to time during the applicable Initial Ipsen Support Period (as defined below), at the reasonable request of Licensee, Ipsen agrees to make available to Licensee, free of charge, those of Ipsen’s employees and consultants that have knowledge and expertise in connection with researching, developing, obtaining regulatory approval for, or creating and prosecuting intellectual property with respect to, Licensed Products, or in connection with the research, development, use or practice of the Ipsen Technology, for purposes of facilitating the transfer of all Ipsen Technology to Licensee or the transfer of any of the items required to be transferred by Ipsen to Licensee pursuant to this Section 6.1. For purposes of this Agreement, the term “Initial Ipsen Support Period” shall mean a period of [          ]* commencing on [          ]*. Such [          ]* period may be extended by mutual agreement of the parties, acting reasonably and in good faith.  Should a Licensed Product that is an Ipsen MC4 Product require the filing of the first IND or CTD substantially after the written request for the commencement of such applicable [          ]* period, then the Parties will make provisions to divide such [          ]* period to accommodate the potential need for staging the Ipsen support over this extended period.  At Licensee’s request made at any time during the Term following the expiration of the applicable Initial Ipsen Support Period, Ipsen may provide to Licensee, on a case-by-case basis, reasonable assistance with respect to knowledge and expertise in connection with research, developing, obtaining regulatory approval for, or creating and prosecuting intellectual property with respect to the Licensed Products, subject to the Parties agreeing on the scope of such assistance. Such assistance shall be charged to Licensee at the per diem rate of [          ]* for internal costs and at cost for external costs.

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6.2          Responsibility and Decision-Making Authority; Development Costs.  Unless otherwise agreed in any definitive agreement executed by the Parties pursuant to Section 2.10, Licensee shall have the sole right, responsibility and decision-making authority for all aspects of Development of Licensed Products in the Territory, and shall bear all related costs.  Notwithstanding anything express or implied in this Agreement (including, without limitation, this Section 6.2) to the contrary, Ipsen shall continue until completion certain [          ]* that are identified on Appendix C and are ongoing as of the Effective Date under its sole responsibility and decision-making authority (collectively, the “Ipsen Ongoing Pre-Clinical Studies”).

6.3          Development Plan.  The Parties have agreed upon the Initial Development Plan.  Licensee shall update and modify the Development Plan from time to time to reflect all Development activities planned by Licensee to obtain Regulatory Approval for each Licensed Product in the Territory, as well as to include any changes or modifications planned by Licensee to such Development activities or to any other aspect of the Development Plan as in effect prior to such changes or modifications.  Licensee shall provide to Ipsen a copy of each such update and modification of the Development Plan.  The obligations of Licensee under this Section 6.3 with respect to each Licensed Product shall terminate upon the First Commercial Sale of such Licensed Product.

6.4          Reports.  In addition, on [          ]* after the Effective Date and during the Term, Licensee will provide to Ipsen a written progress report that will describe the Development activities that Licensee has performed or caused to be performed during the preceding [                ]* period. The obligations of Licensee under this Section 6.4 with respect to each Licensed Product shall terminate upon the First Commercial Sale of such Licensed Product.

ARTICLE 7  REGULATORY MATTERS AND SAFETY

7.1          Responsibility and Decision-Making Authority for Regulatory Affairs.  Unless otherwise agreed in any definitive agreement executed by the Parties pursuant to Section 2.10, Licensee, at its own expense, shall have the sole right, responsibility and decision-making authority for all regulatory affairs in the Territory related to Licensed Product, including the preparation and filing of applications for Regulatory Approval, as well as any or all governmental approvals required to manufacture, or have manufactured, Licensed Product.  Licensee shall file all such applications in its own name or that of its Affiliate.  Licensee, at its own expense, shall have the sole right and responsibility for all communications and dealings with the Regulatory Authorities in the Territory.

7.2          Ownership of Regulatory Approvals. Unless otherwise agreed in any definitive agreement executed by the Parties pursuant to Section 2.10, Licensee shall own all Regulatory Approval files and Regulatory Approvals in the Territory.

7.3          Pharmaco-vigilance responsibility. Unless otherwise agreed in any definitive agreement executed by the Parties pursuant to Section 2.10, Licensee shall be responsible for reporting to Regulatory Authorities in the Territory any adverse

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experience and safety issues for Licensed Product in compliance with the requirements of the applicable laws, rules and regulations.

7.4          Drug Safety Database. Unless otherwise agreed in any definitive agreement executed by the Parties pursuant to Section 2.10, Licensee shall be responsible for compiling a validated global database that captures all adverse events reported to Licensee from any source and maintaining said database.

ARTICLE 8  MANUFACTURE AND SUPPLY

8.1          Supply for Development.  If requested by Licensee by written notice, Ipsen shall manufacture and supply, or cause to be manufactured and supplied, [          ]* in sufficient quantities to satisfy the reasonable requirements of Licensee and its Sublicensees and Contractors for use of such [          ]* in Development activities with respect to such Licensed Product until the end of [          ]* for such Licensed Product. Ipsen’s supply of [          ]* to Licensee under this Section 8.1 shall be provided at Ipsen’s Manufacturing Cost. Promptly following Licensee’s notice, the Parties shall enter into a clinical supply agreement and a technical agreement with respect to such clinical supplies (the “Clinical Supply Agreements”)(1). Ipsen’s Manufacturing Cost will be agreed upon in the Clinical Supply Agreements (to reflect Ipsen’s actual costs for manufacturing the [          ]* as well as a mechanism for adjusting such Manufacturing Cost in case of increase or decrease of any component of such Manufacturing Cost. The Clinical Supply Agreements will provide for the terms and conditions of the transfer of Ipsen’s manufacturing technology at the end of [          ]*, provided, however, that the Parties agree that such transfer will be made at Licensee’s cost and expense, less an amount equal to the Ipsen Manufacturing Transfer Cost, to be estimated and agreed by the parties in good faith. For the avoidance of doubt, in the event Licensee does not notify Ipsen with its request for the manufacturing by Ipsen of [          ]* pursuant to this Section 8.1, the transfer of manufacturing technology shall be made under the terms and conditions of Section 8.1. Ipsen shall not be obligated to manufacture any quantities of [          ]* pursuant to this Section 8.1 if and to the extent that such quantities will be used by Licensee or any of its Sublicensees or Contractors to make finished Licensed Product for use in [          ]*.

8.2          Transition.  In the event Licensee does not notify Ipsen with its request for Ipsen manufacturing the [          ]* pursuant to Section 8.1, at the request of Licensee, Ipsen shall provide to Licensee a manufacturing transfer package relating to Ipsen’s existing manufacturing technology of the Licensed Products no later than [        ]* from the date of request by Licensee, and Ipsen shall use [          ]* efforts to transfer to Licensee all Ipsen Licensed Know-How and methods pertaining to the manufacture of [           ]*

(1)  [          ]*

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[          ]* at Ipsen’s cost and expense (the “Ipsen Manufacturing Transfer Cost”) and Licensee shall use [          ]* efforts to understand and implement such Ipsen Licensed Know-How and methods pertaining to the manufacture of such Licensed Product.

8.3          Commercial Supply.  Unless otherwise agreed in any definitive agreement executed by the Parties pursuant to Section 2.10, Licensee shall have the sole right, responsibility and decision-making authority for the manufacture, in accordance with good manufacturing practice, and supply of commercial quantities of Licensed Product in the Territory after receipt of Regulatory Approval therefor in the applicable jurisdiction or jurisdictions.

ARTICLE 9  COMMERCIALIZATION

9.1          Responsibility and Decision-Making Authority. Unless otherwise agreed in any definitive agreement executed by the Parties pursuant to Section 2.10, Licensee, at its own expense, shall have sole right, responsibility and decision-making authority for the marketing, promotion, sale and distribution of Licensed Product in the Territory under Licensee’s Regulatory Approvals.

ARTICLE 10  INTELLECTUAL PROPERTY

10.1        Trademarks.  Licensee shall identify and select one or more trademarks to be used to register, distribute and promote the Licensed Products in the Territory (collectively, “Licensee Trademarks” and each individually a “Licensee Trademark”) which shall not be the same or confusingly similar to any product of Ipsen.  Unless otherwise agreed between the Parties, Ipsen shall not avail itself of any license on any Licensee Trademark, shall not register or use any Licensee Trademark and shall not license, register or use any other trademark or trade name which is the same as, or confusingly similar to, any Licensee Trademark in any country.  Licensee shall own and, at its cost, shall be responsible for procurement, registration, maintenance and enforcement of all Licensee Trademarks used or registered in connection with any Licensed Product.

10.2        Infringements of Trademarks.  Licensee shall have the sole right but not the obligation to initiate proceedings against, or defend claims made by, any person in connection with any Licensee Trademark.  The commencement, strategies, termination, settlement or defense of any action relating to the validity or infringement of Licensee Trademarks shall be decided by Licensee. Any such proceedings shall be at the expense of Licensee.  Any damages or costs recovered by Licensee as a result of any such proceedings or claims, shall be for the sole benefit and account of Licensee.

10.3        Patent Right and Know-How Ownership

10.3.1     Ipsen shall own all Ipsen Inventions, Licensee shall own all Licensee Inventions, and Ipsen and Licensee shall jointly own all Joint Inventions. Each Party promptly will notify the other Party in writing of (i) any Invention that the notifying Party believes is a Joint Invention and (ii) any

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Invention for which the notifying Party intends to file a patent application.  Each Party shall require all of its employees and contractors to assign all Inventions made by them to such Party.

10.3.2     All right, title and interest in and to Ipsen Licensed Technology are and shall remain vested in Ipsen, subject only to any rights thereto granted by Ipsen to Licensee pursuant to this Agreement, including, without limitation, the Licensed Rights granted by Ipsen to Licensee pursuant to Section 2.1.  Notwithstanding anything express or implied in the foregoing provisions of this Section 10.3.2 or elsewhere in this Agreement to the contrary, Ipsen and its Affiliates shall not sell, assign or otherwise transfer or dispose of all or any portion of their respective right, title and interest in and to Ipsen Licensed Technology without having obtained the prior agreement or consent of Licensee, unless (x) the proposed buyer, assignee or other transferee shall have, as a condition precedent to the effectiveness of any such sale, assignment or other transfer or disposition, executed an instrument in writing agreeing to assume all of the agreements and obligations under this Agreement of Ipsen and its Affiliates to the extent applicable to the Ipsen Licensed Technology, or the portion thereof, transferred to such buyer, assignee or other transferee, and (y) any such sale, assignment or other transfer or disposition shall not operate to release Ipsen and its Affiliates from any of its agreements or obligations under this Agreement.

10.3.3     All right, title and interest in and to Licensee Know-How, Licensee Patent Rights and Licensee Joint Technology Rights are and shall remain vested in Licensee.

10.3.4     Any and all Joint Know-How and Joint Patent Rights shall be owned by the Parties in equal undivided shares.  Except to the extent otherwise provided elsewhere in this Agreement to the contrary (including, without limitation, the provisions of Section 2.1 pursuant to which Ipsen granted to Licensee an exclusive license to all of Ipsen’s right, title and interest in and to all of the Joint Know-How and Joint Patent Rights for certain uses specified therein), each Party shall be free to use its undivided share of any and all Joint Inventions or any and all Joint Patent Rights without having to obtain the agreement or consent of the other Party, without having to provide notice of such use to the other Party and without having to make any accounting to the other Party for such use or any revenues or profits derived from such use. In addition, except to the extent otherwise provided elsewhere in this Agreement to the contrary, each Party shall be free to sell, assign, license and otherwise transfer or dispose of all or any portion of such Party’s undivided share in any and all Joint Inventions or any and all Joint Patent Rights without having to obtain the agreement or consent of the other Party, without having to provide notice of such sale, assignment, license or other transfer or disposition to the other Party and without having to make any accounting to the other Party for such sale, assignment, license or other transfer or disposition or any revenues or profits derived from such sale, assignment, license or other transfer or disposition; provided, however, that (x) any buyer, assignee, licensee or other transferee of all or any portion of the Joint Inventions and Joint

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Patent Rights shall take all or the portion of the Joint Inventions and/or Joint Patent Rights so transferred subject to all of the agreements and obligations under this Agreement of the transferring Party (including, without limitation, the exclusive licenses granted by Ipsen to Licensee pursuant to Section 2.1 hereof with respect to certain uses of Ipsen’s right, title and interest to the Joint Inventions and Joint Patent Rights), (y) such buyer, assignee, licensee or other transferee shall, as a condition precedent to the effectiveness of any such sale, assignment, license or other transfer or disposition, execute an instrument in writing agreeing to assume all of the agreements and obligations under this Agreement of the transferring Party to the extent applicable to the Joint Inventions or Joint Patent Rights, or the portion thereof, transferred to such buyer, assignee, licensee or other transferee, and (z) any such sale, assignment, license or other transfer or disposition shall not operate to release the transferring Party from any of its agreements or obligations under this Agreement.  Licensee may use during the Term any and all Joint Inventions and Joint Patent Rights for the purposes contemplated in this Agreement.

10.4        Filing — Prosecution and Maintenance of Ipsen Licensed Patent Rights and Licensee Patent Rights.

10.4.1     Ipsen shall at its own cost and expense be solely responsible for the filing, prosecution and maintenance of the Ipsen Licensed Patent Rights in the Territory, including the conduct and defense of any claims or proceedings relating to the Ipsen Licensed Patent Rights in the Territory (including but not limited to any interference, reissue or re-examination or opposition proceedings); provided, however, that Ipsen shall (i) provide Licensee with all material documentation and correspondence from, sent to or filed with patent offices in the Territory regarding the Ipsen Licensed Patent Rights, (ii) provide Licensee with a reasonable opportunity to review and comment upon all filings with such patent offices in advance of submissions to such patent offices, and (iii) shall consider, in good faith, incorporating any reasonable comments provided by Licensee with respect to any such filings.  Without limiting the generality of the foregoing provisions of this Section 10.4.1, Ipsen shall at its own cost and expense file, prosecute and maintain Ipsen Licensed Patent Rights in any country in the Territory as reasonably requested by Licensee acting in a reasonable commercial manner with regards the market potential of such country, including the conduct and defense of any claims or proceedings relating to the Ipsen Licensed Patent Rights in such country (including but not limited to any interference, reissue or re-examination or opposition proceedings).  If Ipsen determines in its sole discretion to abandon or not to file, prosecute or maintain any claim, patent or patent application within the Ipsen Licensed Patent Rights in any country in the Territory, including the conduct and defense of any claims or proceedings relating to such claim, patent or patent application (including but not limited to any interference, reissue or re-examination or opposition proceedings), then Ipsen shall provide Licensee with [          ]* prior written notice of such determination, and shall provide Licensee with the opportunity to file, prosecute and maintain such claim, patent or patent application in such country in the name of Licensee (or an Affiliate of

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Licensee) as assignee, including the conduct and defense of any claims or proceedings relating to such claim, patent or patent application in such country (including but not limited to any interference, reissue or re-examination or opposition proceedings), and Ipsen shall assign to Licensee its entire right in such claim, patent or patent application in such country, and thereafter Licensee shall be responsible for all costs and expenses in connection with the filing, prosecution or maintenance of any such claim, patent or patent application assigned by Ipsen to Licensee pursuant to this Section 10.4.1 and Ipsen shall not be entitled to any compensation of any kind (including, without limitation, any compensation for such assignment) in connection with any such claim, patent or patent application assigned by Ipsen to Licensee.  Ipsen shall also pay for all costs and expenses in connection with any assignment by Ipsen to Licensee of any claim, patent or patent application pursuant to this Section 10.4.1.  Licensee shall upon first request from Ipsen deliver to Ipsen the original of any Regulatory Approval for the purpose of applying for any supplementary protection certificates of any Ipsen Licensed Patent Rights.

10.4.2     Licensee shall at its own cost and expense be solely responsible for the filing, prosecution and maintenance of the Licensee Patent Rights, including the conduct and defense of any claims or proceedings relating to the Licensee Patent Rights in the Territory (including but not limited to any interference, reissue or re-examination or opposition proceedings).

10.4.3     Each Party will take account of the other Party’s interest in the performance of its obligations under this Section 10.4.  Each Party shall provide to the other all assistance reasonably requested by the other Party on all such matters (at the expense of such other Party), including agreeing to and taking all steps and executing all documents necessary to be joined as claimant or defendant in any proceedings in any country.

10.5        Filing — Prosecution and Maintenance of Joint Patent Rights.  Unless the Parties otherwise mutually agree in writing, Licensee shall have the first right to file, prosecute and maintain the Joint Patent Rights in any and all countries of the world, including the conduct and defense of any claims or proceedings relating to the Joint Patent Rights in any and all countries of the world (including but not limited to any interference, reissue or re-examination or opposition proceedings), provided however, in the event that Licensee determines in its sole discretion to abandon or not to file, prosecute or maintain any claim, patent or patent application within the Joint Patent Rights in any country of the world, including the conduct and defense of any claims or proceedings relating to such claim, patent or patent application (including but not limited to any interference, reissue or re-examination or opposition proceedings), then Licensee shall provide Ipsen with [          ]* prior written notice of such determination, and Ipsen shall have such right and upon exercise of such right, Ipsen shall have the right to file, prosecute and maintain such claim, patent or patent application in such country, including the conduct and defense of any claims or proceedings relating to such claim, patent or patent application in such country (including but not limited to any interference, reissue or re-examination or opposition proceedings).  In each case under this Section

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10.5, the filing Party (A) shall give the non-filing Party a reasonable opportunity to review the text of the application or submission before filing, (B) shall consult with the non-filing Party with respect thereto, (C) shall, prior to filing any application or submission, incorporate any reasonable comments that the non-filing Party shall make on a timely basis to such application or submission and (D) shall supply the non-filing Party with a copy of the application or submission as filed, together with notice of its filing date and serial number and all substantive prosecution.  Each Party shall keep the other advised of the status of the actual and prospective patent filings described above in this Section 10.5 and, upon the request of the other, provide advance copies of any papers related to the filing, prosecution and maintenance of such patent filings.  Licensee shall promptly give notice to Ipsen of the grant, lapse, revocation, surrender, invalidation or abandonment in any country within the Territory of any Joint Patent Rights being prosecuted by Licensee.  Ipsen shall promptly give notice to Licensee of the grant, lapse, revocation, surrender, invalidation or abandonment in any country within the Territory of any Joint Patent Rights being prosecuted by Ipsen.  With respect to all filings under this Section 10.5, the filing Party shall be responsible for payment of all costs and expenses related to such filings (including, without limitation, fees and disbursements of outside legal counsel in connection with such filings), subject to prompt reimbursement from the non-filing Party for [          ]* of all of such costs and expenses.  Either Party may disclaim its interest in any particular patent or patent application included in the Joint Patent Rights, in which case (X) the disclaiming Party shall assign its ownership interest in such patent or patent application to the other Party for no additional consideration, (Y) the Party which is then the sole owner shall be solely responsible for all future costs of such patent or patent application and (Z) the disclaiming Party shall hold no further rights thereunder.

10.6        Infringement.  Each Party shall give prompt written notice to the other of any suspected or actual Infringement by a third party of all or any portion of the Ipsen Licensed Technology, Licensee Technology, Joint Inventions or Joint Patent Rights that comes to the attention of that Party during the Royalty Term with respect to any and all countries in the Territory.  Licensee shall have the first right but not the obligation to initiate and pursue proceedings against such third party in connection with any such suspected or actual Infringement of all or any portion of the Ipsen Licensed Technology, Joint Inventions or Joint Patent Rights, and Licensee shall have the sole right but not the obligation to initiate and pursue proceedings against such third party in connection with any such suspected or actual Infringement of all or any portion of Licensee Technology.  The commencement, strategies, termination, and settlement of any action or proceedings relating to the validity or suspected or actual Infringement of the Ipsen Licensed Technology, Joint Inventions or Joint Patent Rights, or any portion thereof, shall be decided by Licensee in consultation with Ipsen.  The commencement, strategies, termination, and settlement of any action or proceedings relating to the validity or suspected or actual Infringement of Licensee Technology, or any portion thereof, shall be decided solely by Licensee without any requirement that Licensee consult with Ipsen.  Any proceedings initiated and pursued by Licensee pursuant to this Section 10.6 shall be at the expense of Licensee.  Nothing in this Agreement, however, shall be deemed to require Licensee to enforce all or any portion of the Ipsen Licensed Technology, Joint Inventions, Joint Patent Rights or Licensee Technology against others; provided,

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however, that if Licensee does not enforce all or any portion of the Ipsen Licensed Technology, Joint Inventions or Joint Patent Rights, Ipsen may do so at its expense and, if necessary under the relevant law of the concerned jurisdiction, in the name of Licensee as a plaintiff, unless Licensee reasonably believes that pursuit by Ipsen of any such enforcement action jeopardizes all or any portion of the Ipsen Licensed Technology, Joint Inventions or Joint Patent Rights, including the validity thereof, and sends written notice to Ipsen stating that Ipsen should not pursue any such enforcement action for this reason, in which case Ipsen shall not pursue any such enforcement action.  Ipsen may not settle any proceedings or other enforcement action without the prior written consent of Licensee, which consent shall not be unreasonably withheld or delayed.  At the request of the Party bringing such enforcement action or proceeding under this Section 10.6, the other Party shall cooperate reasonably with such Party, including without limitation by having such other Party agree to be named as a party if necessary to such enforcement action or proceeding, and any such reasonable cooperation by such other Party shall be at the sole cost and expense of such Party that requested such cooperation.  The Party not bringing an enforcement action or proceeding under this Section 10.6 with respect to the validity or suspected or actual Infringement of Ipsen Licensed Technology, Joint Inventions or Joint Patent Rights shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense.  Any damages, costs or other amounts recovered in connection with any action or proceeding initiated and pursued by Licensee or Ipsen pursuant to this Section 10.6, including, without limitation, any settlement thereof, in connection with the validity or suspected or actual Infringement of Ipsen Licensed Technology, Joint Inventions or Joint Patent Rights, shall be allocated first to [          ]* and any remaining amounts shall be allocated as follows:  [          ]*.

10.7        Third party intellectual property rights

10.7.1     Each Party shall give prompt written notice to the other of any intellectual property rights of any third party which could reasonably be considered as constituting impediment on the use of the Ipsen Licensed Technology, Joint Inventions or Joint Patent Rights in accordance with the provisions of this Agreement or on the research, development, manufacture, use, marketing, promotion, distribution, sale, import or export of Licensed Product, in which event the Parties shall agree on the strategy and procedural steps to be taken in respect of opposing and/or settling such potential impediment.

10.7.2     Each Party shall give prompt written notice to the other of claims or suits arising out of actual or alleged Infringement of Patent Rights, Know-How or other intellectual property owned by a third party, as a result of any use of the Ipsen Licensed Technology, Joint Inventions or Joint Patent Rights in accordance with the provisions of this Agreement or on the research, development,

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manufacture, use, marketing, promotion, distribution, sale, import or export of Licensed Product, in which event Licensee, subject to the provisions of Section 10.7.3, shall have the right to contest or defend such claim or suit on behalf of itself and on behalf of Ipsen.  If Licensee elects to contest or defend such claim or suit, Licensee shall notify Ipsen of such election, and shall keep Ipsen fully informed of any development in such claim or suit, including by transmitting copies of all documents in such claim or suit.  If Licensee contests or defends a claim or suit pursuant to this Section 10.7.2 and Ipsen has not elected to contest or defend such claim or suit subject to, and in accordance with, the provisions of Section 10.7.3, then (a) Licensee shall control the defense of such claim or suit, (b) Ipsen shall provide assistance in the defense of such claim or suit in a reasonable and timely manner upon reasonable request of Licensee and at Licensee’ sole cost and expense; and (c) Licensee shall have the right to compromise or settle such claim or suit; provided, however, that, if such claim or suit was originally made or filed against Ipsen or any of its Affiliates or pertains to any of the Ipsen Licensed Technology, Joint Patent Rights or Joint Know-How, any such compromise or settlement by Licensee of such claim or suit shall be subject to Ipsen’s prior written approval, which shall not be unreasonably withheld or delayed.  Notwithstanding Licensee’s control of the defense of any claim or proceeding pursuant to this Section 10.7.2, Ipsen shall have the right to participate in such defense using counsel of its own choice and at its own expense, provided that such claim or proceeding was originally made or filed against Ipsen or any of its Affiliates or pertains to any of the Ipsen Licensed Technology, Joint Patent Rights or Joint Inventions.

10.7.3     If, within [          ]* after Licensee receives written notice of any such claim or suit, Licensee elects not to contest or defend, or fails to notify Ipsen of its intent to contest to or defend, such claim or suit, then Ipsen shall have the right to contest or defend such claim or suit on behalf of itself and Licensee and shall keep Licensee fully informed of any development in such claim or suit, including by transmitting copies of all documents submitted in such claim or suit. Notwithstanding any of the foregoing provisions of this Section 10.7.3 to the contrary, Ipsen’s right under this Section 10.7.3 to contest or defend such claim or suit shall apply only if either (i) such claim or suit was originally made or brought against Ipsen or any of its Affiliates or (ii) such claim or suit pertains to any of the Ipsen Licensed Technology, Joint Patent Rights or Joint Inventions.  If Ipsen contests or defends a claim or suit pursuant to this Section 10.7.3, then (a) Ipsen shall control the defense of such claim or suit, (b) Licensee shall provide assistance in the defense of such claim or suit in a reasonable and timely manner upon reasonable request of Ipsen and at Ipsen’s sole cost and expense and (c) Ipsen shall have the right to compromise or settle such claim or suit; provided, however, that such compromise or settlement shall be subject to Licensee’s prior written approval, which shall not be unreasonably withheld or delayed.  Notwithstanding Ipsen’s control of the defense of any such claim or proceeding, Licensee shall have the right to participate in such defense using counsel of its own choice and at its own expense.

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10.7.4     The defending Party shall bear its own costs and expenses (including, without limitation, attorneys fees and court costs) in connection with the defense of any claim or suit pursuant to Section 10.7.2 or Section 10.7.3, and the defending Party shall also bear the costs and expenses of the other Party if and to the extent that such costs and expenses were incurred by such other Party in connection with reasonable assistance provided by such other Party in connection with such defense at the request of the defending Party.

10.7.5     In the event that, in connection with the defense of any claim or suit pursuant to this Section 10.7 or any settlement thereof, the defending Party shall receive damages, costs or other amounts, such damages, costs or other amounts shall be treated in the manner contemplated under Section 10.6 as if they had been received by the defending Party in connection with any action or proceeding initiated and pursued by the defending Party pursuant to Section 10.6 above.

10.7.6     The provisions of this Section 10.7 and the respective rights and obligations of the Parties under this Section 10.7 shall be without prejudice to any of the provisions of Article 15 or any of the respective rights and obligations of the Parties under Article 15.

10.8        Patent Notices.

All notices provided under this Article 10 to Licensee shall be given to:

RHYTHM METABOLIC, INC.

855 Boylston Street, 11th Floor

Boston MA 02116

Attn:  Bart Henderson, President

with a copy to:

Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts U.S.A. 02110

Attn:  Julio E. Vega, Esq.

All notices provided under this Article 10 to Ipsen shall be given to:

IPSEN PHARMA SAS.

65 Quai Georges Gorse

92100 Boulogne-Billancourt, France

Attn:  Head, Patent Law

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With a copy to :

BIOMEASURE INC.

27 Maple Street

Milford, Massachussetts

01757-3650 USA

Attn : Patent Department

ARTICLE 11  CONFIDENTIAL INFORMATION

11.1                        Non-Disclosure and Non-Use.  In performing under this Agreement, the Parties will share proprietary information (“Confidential Information”) with each other. For the purpose of this Section 11.1, any terms of this Agreement shall be considered as Confidential Information of both Parties. A Party receiving Confidential Information under this Agreement (“Receiver”) from the other disclosing Party (“Discloser”) shall maintain such Confidential Information as follows:

The Receiver of a given item of Confidential Information agrees:

•                  not to use such Confidential Information for any purpose other than in connection with the purpose of carrying out this Agreement;

•                  to treat such Confidential Information as it would for its own confidential information of the same nature and importance; and

•                  to take all reasonable precautions to prevent the disclosure of such Confidential Information to any third party without the prior written consent of the Discloser, except to the extent otherwise permitted pursuant to Section 11.3 below.

11.2                        Exceptions.  A Receiver shall be relieved of any and all obligations under Section 11.1 regarding Confidential Information which:

•                  was known to the Receiver or its Affiliates prior to receipt hereunder or under any confidentiality agreements signed prior to the Effective Date between the Parties; or

•                  as demonstrated by the Receiver by competent written proof, is independently generated by the Receiver or its Affiliates by persons who have not had access to or knowledge of the Confidential Information disclosed hereunder; or

•                  at the time of disclosure by the Discloser to the Receiver, was generally available to the public, or which after disclosure hereunder becomes generally available to the public through no fault attributable to the Receiver, or its Affiliates or sublicensees; or

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•                  is hereafter made available to the Receiver or its Affiliates for use and unrestricted disclosure by the Receiver from any third party having a right to do so.

11.3                        Authorized Disclosure.

11.3.1              Nothing in this Agreement shall prohibit disclosure by a Receiver of Confidential Information to its (i) Affiliates, directors, employees, consultants, advisors or clinical investigators, (ii) potential or actual sublicensees, Contractors, assignees, lenders or investors, or (iii) other third parties, if any, but in each case only on a strict need to know basis for purposes of (x) carrying out, or causing to be carried out, any of the provisions of this Agreement, (y) the exercise or transfer by such Receiver of any of its rights under this Agreement, and (z) providing for the delegation of any of the obligations of such Receiver under this Agreement; provided, however, that any such person to whom such disclosure is made is bound by confidentiality obligations that are no less stringent than the confidentiality obligations of the Parties under this Article 11 (except that the duration of such confidentiality obligations shall be for a period not to exceed [          ]* from the time of disclosure to such person of Confidential Information).

11.3.2              The restrictions set forth in this Article 11 shall not prevent either Party from disclosing any Confidential Information to government agencies to the extent reasonably necessary to file for, prosecute or maintain Patent Rights or to seek Regulatory Approval for any Licensed Product.

The restrictions set forth in this Article 11 shall not prevent disclosure to the extent required by law or pursuant to a judicial or governmental order, provided that the Receiver makes reasonable efforts to minimize the extent of any required disclosure and gives the Discloser sufficient notice to permit the Discloser to seek a protective order or other similar order with respect to such Confidential Information, with Receiver’s reasonable assistance therefor.

11.4                        Survival.  This Article 11 shall survive any termination or expiration of this Agreement for a period of [          ]*.

ARTICLE 12  PUBLICATION AND PRESS RELEASE

12.1                        Publications.  Neither Party shall publish or publicly present the results of studies carried out under this Agreement to the extent that such publication or such results include information provided to the publishing or presenting Party by the other Party, unless and until the publishing or presenting Party shall have provided the other Party with the opportunity for prior review of such publication or results in accordance with the provisions set forth below in this Section 12.1.  Notwithstanding the foregoing or any other provision to the contrary in this Section 12.1, Ipsen shall not publish or publicly present the results of studies carried out under this Agreement by Licensee, its Affiliates, Sublicensees or Contractors.  For purposes of this Section 12.1, the term “Publication Eligible Material” shall mean any proposed abstracts, manuscripts or presentations

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(including verbal presentations) that (i) relate to any Licensed Product, (ii) are proposed to be published or publicly presented by either Party and (iii) contain information provided to the publishing or presenting Party by the other Party.  Each Party agrees to provide the other Party the opportunity to review any Publication Eligible Material that such Party proposes to publish or publicly present at least [          ]* prior to their intended submission for publication and agrees, upon request, not to submit or publicly present any such Publication Eligible Material until the other Party is given a reasonable period of time (not to exceed [          ]*) to secure patent protection for any material in such publication or presentation that is owned by the non-publishing Party (either individually or jointly with the publishing Party) and which the non-publishing Party believes to be patentable.  Neither Party shall have the right to publish or publicly present Confidential Information of the other Party, and each Party shall remove the Confidential Information of the other Party from any proposed publication or presentation upon request by such other Party.  Nothing contained in this Section 12.1 shall prohibit the inclusion of information necessary to file a patent application with a government authority, except for Confidential Information of the non-filing Party, provided the non-filing Party is given a reasonable opportunity to review the information to be included prior to submission of such patent application.  Notwithstanding the foregoing, the Parties recognize that independent investigators have been engaged, and will be engaged in the future, to conduct clinical trials of Licensed Products.  Such independent investigators are understood to operate in an academic environment and shall be allowed to release information regarding such studies in a manner consistent with academic standards.  In the event that either Party submits any manuscript or other publication relating to any Licensed Product, it will consider and acknowledge the contributions of the other Party, including, as appropriate, co-authorship.

12.2                        Press Release; Public Disclosure of Agreement.  The Parties shall issue a mutually agreed upon joint press release at an agreed date promptly following the execution of this Agreement.  Ipsen and Licensee will jointly discuss and agree in writing on any statement to the public regarding this Agreement or any of its terms, subject in each case to disclosure otherwise required by law or regulation as determined in good faith by each Party.  When a Party elects to make any such statement it will give the other Party at least [          ]* notice to the other Party to review and comment on such statement.

12.3                        Use of Ipsen’s name. Licensee shall not use Ipsen’s name (or any of the names of Ipsen’s Affiliates) in any communication to third parties, whether oral or written, without Ipsen’s prior written approval.

12.4                        Non-Disclosure of Termination Event.  In the event of a termination of this Agreement by Licensee under Section 14.3, Licensee will not disclose or cause to be disclosed to any third party the facts or circumstances regarding such termination, except for any such disclosure which is required by law (including if requested by any regulatory agency, taxing authority or commission of competent jurisdiction).  As part of its obligation under this Section 12.4, except as is required by law (including if requested by any regulatory agency, taxing authority or commission of competent jurisdiction), Licensee will not (i) issue any press release with respect to the facts or circumstances

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regarding termination of this Agreement under Section 14.3 or (ii) respond to press inquiries with respect to the facts or circumstances regarding such termination, other than responses which are materially consistent with public disclosure regarding the same by Ipsen.  For purposes of clarity, nothing in this Section 12.4 shall prevent or restrict Licensee from disclosing or causing to be disclosed publicly or to any third party the fact that Licensee has terminated this Agreement for any reason or no reason if and when such termination has in fact occurred.  In addition, notwithstanding anything express or implied in this Section 12.4 to the contrary, Licensee shall be free to disclose the facts or circumstances regarding any termination of this Agreement by Licensee under Section 14.3 to any third party to whom Licensee is entitled to disclose Confidential Information of Ipsen pursuant to Section 11.3 (it being understood that, for purposes of this sentence and the provisions of Section 11.3, such facts and circumstances shall be treated as Confidential Information of Ipsen).

ARTICLE 13  REPRESENTATIONS, WARRANTIES AND COVENANTS

13.1                        Mutual Representations and Warranties.  Each Party hereby represents and warrants as follows:

(a)                                 It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including, without limitation, the right to grant the licenses it is granting hereunder.

(b)                                 On the Effective Date, (i) it has the full right and authority to enter into this Agreement and perform its obligations hereunder, (ii) it is not aware of any impediment that would prevent it from entering into the Agreement or that would inhibit its ability to perform its obligations under this Agreement, (iii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and (iv) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms.

(c)                                  It has not entered into any agreement with any third party that is in conflict with the rights granted to the other Party under this Agreement, and has not taken any action that would in any way prevent it from granting the rights granted to the other Party under this Agreement, or that would otherwise materially conflict with or materially adversely affect the rights granted to the other Party under this Agreement.  Its performance and execution of this Agreement will not result in a breach of any other contract to which it is a party.

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(d)                                 On the Effective Date, it is not aware of any action, suit, inquiry or investigation instituted by any third party that questions or threatens the validity of this Agreement.

(e)                                  All necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by such Party in connection with the execution, delivery and performance of this Agreement have been obtained.

(f)                                   To the best of its knowledge, each Party has, on the Effective Date, the right to grant to the other Party the rights and licenses granted by such Party to the other Party pursuant to this Agreement.

(g)                                  Each Party has, on the Effective Date, the necessary qualified personnel, equipment, technical know-how and other means to perform its duties under this Agreement in a timely manner in accordance with the terms hereof.

13.2                        Ipsen Representations and Warranties.  Ipsen warrants and represents that:

(a)                                 Ipsen is the owner of the Ipsen Technology that exists on the Effective Date, free and clear (on the Effective Date) of all liens or security interests. On the Effective Date, neither Ipsen nor any of its Affiliates is aware of any right or license of any third party that is required and has not been obtained by Ipsen to permit Ipsen to perform its obligations under this Agreement in accordance with the terms of this Agreement or to permit Licensee to exercise its rights hereunder in accordance with the terms of this Agreement.

(b)                                 On the Effective Date, Ipsen is the co-owner of the [            ]* Patent Application, free and clear of all liens or security interests.

(c)                                  On the Effective Date, neither Ipsen nor any of its Affiliates owns, controls or otherwise has the right to use or practice any rights under any patent or patent application that are not included in the Ipsen Patent Rights on the Effective Date and that would be necessary to the research, Development, manufacture, marketing, promotion, use, sale, import or export of Licensed Products.

(d)                                 On the Effective Date, neither Ipsen nor any of its Affiliates has received notice from any third party of the existence or pendency of any claims asserting that the Ipsen Licensed Technology Infringes the rights of any third party.

(e)                                  On the Effective Date, neither Ipsen nor any of its Affiliates has given any notice to any third party asserting Infringement by such third party of all or any portion of the Ipsen Licensed Technology and neither Ipsen nor any

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of its Affiliates is not aware (without conducting any special investigation for purposes of making this representation and warranty) of any such Infringement.

(f)                                   On the Effective Date, neither Ipsen nor any of its Affiliates is a party to any contract or agreement with a third party (other than [          ]* with respect to the Ipsen [          ]* Patent Rights) pursuant to which Ipsen or any of its Affiliates licensed-in or otherwise acquired or has the right to use the Ipsen Licensed Technology.  Neither Ipsen nor any of its Affiliates is on the Effective, or will become at any time during the Term, a party to any contract or agreement with a third party pursuant to which Licensee (or any of Licensee’s Affiliates, Sublicensees or Contractors) is or will be required to make payments on account of the use, practice or exploitation of all or any portion of the Ipsen Licensed Technology.

(g)                                  Ipsen has disclosed to Licensee (i) the results of all preclinical and clinical testing in the possession or control of Ipsen or any of its Affiliates or that are known to Ipsen or any of its Affiliates on the Effective Date; and (ii) all information in the possession or control of Ipsen or any of its Affiliates or that is known to Ipsen or any of its Affiliates on the Effective Date concerning [          ]*.  Ipsen has not withheld any information that, in Ipsen’s reasonable judgment, is material to this transaction.  All information and data disclosed by Ipsen to Licensee are complete and accurate in all material respects.

(h)                                 On the Effective Date, there is no litigation pending or, to the knowledge of Ipsen and its Affiliates, threatened against Ipsen or any of its Affiliates with respect to all or any portion of the Ipsen Licensed Technology.

(i)                                     On or prior to the Effective Date, neither Ipsen nor any of its Affiliates has entered into any agreement with a third party pursuant to which Ipsen or any of its Affiliates shall have agreed not to enforce any right of Ipsen or any of its Affiliates to preclude such third party from using or practicing any or all of the Ipsen Licensed Technology.

(j)                                    Except for the Patent Rights set forth on Appendix A, as of the date of this Agreement, neither Ipsen nor any of its Affiliates own or Control as of the date of this Agreement, or will own or Control at any time after the date of this Agreement, any Patents Rights that claim any Ipsen MC4 Program Invention.

(k)                                 That the representation set forth in Section 13.2(k) of the Original Agreement was true and correct as of the Effective Date.

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13.3                        Licensee Representations and Warranties.  Licensee warrants and represents that as of the Effective Date, Licensee did not knowingly withhold any material information related to the Ipsen Patent Rights with regards to third party intellectual property rights.

13.4                        No Other Representations or Warranties.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN ANY OTHER WRITTEN AGREEMENT BETWEEN THE PARTIES, THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE IN LIEU OF, AND EACH PARTY EXPRESSLY DISCLAIMS, ANY AND ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF DESIGN, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE.

13.5                        Mutual Covenants.  Each Party covenants the following:

(a)                                 That it shall comply in all material respects with all federal, state, provincial, territorial, governmental and local laws, rules and regulations applicable to the development, manufacture and commercialization of Licensed Products by such Party.

(b)                                 That it shall disclose immediately to the other Party all information in its possession or control and as to which it becomes aware concerning side effects, injury, toxicity or sensitivity reaction and incidents or severity thereof with respect to Licensed Products.

ARTICLE 14  TERM AND TERMINATION

14.1                        Term.

This Agreement is entered into for a period commencing on the Effective Date and, unless this Agreement is terminated sooner as provided in this Article 14, ending, on a country-by-country basis and on a Licensed Product-by-Licensed Product basis, on the expiration of the applicable Royalty Term (the “Term”).  Upon expiration of the Term of this Agreement, the Licensed Rights granted by Ipsen to Licensee pursuant to Section 2.1 hereof, to the extent they remain in full force and effect at the time of such expiration, shall thereafter become irrevocable, perpetual and fully paid-up exclusive licenses and shall survive such expiration of the Term of this Agreement.

14.2                        Breach.  A Party (“Non-Breaching Party”) shall have the right, in addition to any other rights and remedies, to terminate this Agreement in the event the other Party (“Breaching Party”) is in breach of any of its material obligations under this Agreement.  The Non-Breaching Party shall provide written notice to the Breaching Party, which notice shall identify the breach.  The Breaching Party shall have a period of [          ]* after such written notice is provided to cure such breach.  If such breach is not cured within the relevant period, this Agreement shall terminate.  The waiver by either Party of any breach of any term or condition of this Agreement shall not be deemed a waiver as to any subsequent or similar breach.  The right to terminate this Agreement

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under this Section 14.2 is in addition to any other right and protection that may otherwise be available as a result of a breach, including, without limitation, the right to damages.

14.3                        Voluntary Termination.  Licensee may terminate the Agreement for any reason or no reason (including, without limitation, any decision by Licensee to discontinue Development) and at any time by giving Ipsen one hundred eighty (180) days prior written notice. Such 180 day notice period may be reduced by Ipsen, on a Licensed Product-by Licensed Product basis, in the event Ipsen has identified a new licensee for one or more Licensed Products before the expiration of such 180 day notice period.

14.4                        Ipsen Right to Voluntarily Terminate.

14.4.1              Ipsen shall have the unilateral right to terminate this Agreement in its entirety, upon [          ]*, if Licensee, its Affiliates or Sublicensees in any country of the world brings an action or proceeding seeking to have an Ipsen License Patent Right declared invalid or unenforceable.

14.4.2              In case that Licensee does not Develop a Licensed Product or does not continue the Development of a Licensed Product already in Development, in either case both directly and indirectly (through an Affiliate, Sublicensee or Contractor), then Licensee shall so inform Ipsen and Ipsen shall have the unilateral right to terminate this Agreement with respect to such Licensed Product upon [          ]*.  In the event of early termination of this Agreement with respect to any Licensed Product pursuant to this Section 14.4.2, (A) all Licensed Rights granted by Ipsen to Licensee pursuant to Section 2.1 hereof with respect to such Licensed Product shall terminate and Ipsen Licensed Know-How and Ipsen Licensed Patent Rights with respect to such Licensed Product shall revert back to Ipsen at no cost to Ipsen and (B) all Licensee IP (as defined in Section 14.6 hereof) with respect, and to the extent it pertains, to such Licensed Product shall be licensed to Ipsen or its designee, at Ipsen’s request, pursuant to a written agreement to be negotiated in good faith by the Parties whereby Ipsen will compensate Licensee for such license of Licensee IP.   Any such written agreement shall also provide that Ipsen will assume any and all obligations of Licensee to third parties relating to such Licensee IP.  In the event the Parties cannot reach an agreement on the terms of such written agreement, the Parties agree to refer this matter to arbitration as per Article 16.  Notwithstanding anything express or implied in this Section 14.4.2 to the contrary, the parties agree that, so long as Licensee is actively engaged in finding a partner or Sublicensee to Develop any Licensed Product or to continue Development of any Licensed Product already in Development and can make the reasonable demonstration of such active out-licensing activities, the provisions of this Section 14.4.2 shall not be applicable to such Licensed Product.

14.5                        Bankruptcy. Except if and to the extent otherwise provided under applicable law, either Party shall have the right to terminate this Agreement upon [          ]* if such other Party is generally unable to meet its debts when

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due, or makes a general assignment for the benefit of its creditors, or there shall have been appointed a receiver, trustee or other custodian for such other Party for all or a substantial part of its assets, or any case or proceeding shall have been commenced or other action taken by or against such other Party in bankruptcy or seeking the reorganization, liquidation, dissolution or winding-up of such other Party or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law, and any such event shall have continued for [          ]* undismissed, unstayed, unbonded and undischarged.  Any termination of this Agreement pursuant to this Section 14.5 shall be effective [          ]*.

14.6                        Consequences of Early Termination. In any event of early termination of this Agreement other than due to early termination by Licensee on account of material breach by Ipsen of any of its obligations under this Agreement, (A) all Licensed Rights granted by Ipsen to Licensee pursuant to Section 2.1 hereof shall terminate and Ipsen Licensed Know-How and Ipsen Licensed Patent Rights shall revert back to Ipsen at no cost for Ipsen and (B) all Licensee Know-How, Licensee Patent Rights and Licensee Joint Technology including without limitation preclinical, clinical and manufacturing data and improvements of Licensee with respect to Licensed Products, as well as all of the then ongoing development activities and manufacturing Know-How with respect to any Licensed Product (“Licensee IP”), shall be licensed to Ipsen or its designee, at Ipsen’s request, pursuant to a written agreement to be negotiated in good faith by the Parties whereby Ipsen will compensate Licensee for such license of Licensee IP.   Any such written agreement shall also provide that Ipsen will assume any and all obligations of Licensee to third parties relating to such Licensee IP.  In the event the Parties cannot reach an agreement on the terms of such written agreement, the Parties agree to refer this matter to arbitration as per Article 16.

14.7                        Other Consequences of Early Termination. Upon termination of this Agreement:

14.7.1              Licensee shall:

14.7.1.1  make its personnel reasonably available to Ipsen as necessary to effect an orderly transition of development and commercial responsibilities, with the reasonable cost of such personnel to be borne by Ipsen for such services; and

14.7.1.2  assign and transfer to Ipsen, and execute all such documents as may be reasonably required to transfer hereunder, all of Licensee’s right, title and interest in the following to the extent they pertain to Licensed Products:

-                    all regulatory filings (such as INDs), Regulatory Approvals, clinical trial agreements (to the extent assignable and not cancelled), provided however that the responsibility for interacting with the applicable regulatory authorities in connection with the assignment and transfer

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of such regulatory filings, Regulatory Approvals and clinical trial agreements and the preparation of the documentation necessary to such assignment and transfer shall be Ipsen’s; and

-                    all customer lists, marketing and promotional material, and all other documentation related to marketing, sale, and promotion of the Licensed Product in the Territory, and

-                    all trademarks used for Licensed Product, provided however that the responsibility of preparing and filing of the documents for the recordation of the assignments with the competent authorities in each applicable country and any action required ancillary, shall be borne by Ipsen and that each Party shall bear its expenses caused by its activities in connection with the assignments and transfer of the trademarks.

14.7.1.3  subject to, and in accordance with, the provisions of Section 14.6 hereof regarding Licensee IP, assign and transfer to Ipsen, and execute all such documents as may be reasonably required to transfer hereunder, all of Licensee’s right, title and interest in the following to the extent they pertain to Licensed Product:

•                  all drug master files and related manufacturing data in connection with Licensed Product; and

•                  all data, including formulation data, results, clinical trial data, support documentation having arisen out of the materials and other information, in Licensee’s possession and control related to Licensed Product in the Territory.

14.7.2              subject to, and in accordance with, the provisions of Section 14.6 hereof regarding Licensee IP, Licensee shall initiate transfer (and complete the same in a timely manner), to Ipsen of all technical and industrial know how related to the manufacturing of Licensed Product for use by Ipsen and shall provide reasonable assistance and support (up to a reasonable number of person-days of qualified personnel) as may be reasonably required by Ipsen to be in a position to make Licensed Product itself.  Any such transfer under this Section 14.7.2 shall be at Ipsen’s expense except in the case of early termination of this Agreement resulting from Licensee’s material breach in which case any such transfer shall be at Licensee’s sole cost and expense.

14.7.3              All licenses granted by Ipsen to Licensee under this Agreement shall terminate on the effective date of termination.  Notwithstanding anything in this Section 10.7.3 or elsewhere in this Agreement to the contrary, Ipsen may authorize Licensee for a period not exceeding [          ]* to continue making, marketing, promoting and selling Licensed Product in the Territory after the termination of such licenses.

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14.7.4              No compensation or refund shall be due by either Party to the other Party, otherwise than damages as determined by a court of competent jurisdiction and compensation that may be due by Ipsen to Licensee as contemplated under Section 14.6.

14.7.5              Licensee shall agree to take such actions and execute such instruments, agreements and documents as are necessary to effect the foregoing.

14.7.6              Unless otherwise agreed by the Parties, the termination of this Agreement shall cause the automatic termination of all ancillary agreements related hereto, including, but not limited to, the Clinical Supply Agreements.

14.8                        Survival of Sublicenses.  Notwithstanding anything express or implied in this Article 14 or elsewhere in this Agreement to the contrary, each Sublicense Agreement shall survive any termination of this Agreement and shall continue in full force and effect in accordance with the respective terms thereof, provided that (i) the applicable Sublicensee shall not be in material breach of such Sublicense Agreement and (ii) the terms of such Sublicense Agreement permit Ipsen to replace Licensee as a party under such Sublicense Agreement upon any such termination of this Agreement and that such Sublicense Agreement and its terms conform with all of the requirements therefor set forth in this Agreement.

14.9                        Accrued Rights; Surviving Rights and Obligations.  Expiration or termination of this Agreement, for any reason, will not relieve either Party of any obligation accruing prior to such expiration or termination.  Articles 1, 11, 12, 13, 14, 15, 16 and 17 and Section 5.5.1 shall survive expiration or termination of this Agreement. In addition, the obligations and rights of any other provisions of this Agreement, which by their nature of the provision and the nature of the termination or expiration, are intended to survive, shall survive and continue to be enforceable.

ARTICLE 15  INDEMNIFICATION

15.1                        Indemnification by Ipsen.  Ipsen agrees to indemnify, hold harmless and defend Licensee and its Affiliates and their respective directors, officers, employees and agents (collectively, the “Licensee Indemnitees”) from and against any and all suits, claims, actions, demands, liabilities, expenses and/or loss, cost of defense (including without limitation reasonable attorneys’ fees, court costs, witness fees, damages, judgements, fines and amounts paid in settlement) and any other amounts (collectively, “Losses”) that any Licensee Indemnitee becomes legally obligated to pay to a third party, because of any claim or claims against such Licensee Indemnitee to the extent that such claim or claims arise out of or resulted from (i) a material breach of a representation or warranty or covenant by Ipsen under Article 13; (ii) a material breach by Ipsen of any of its obligations under this Agreement or the Clinical Supply Agreements; (iii) the manufacture by or on behalf of Ipsen of any Licensed Product and the supply thereof to Licensee or any of its Affiliates, Sublicensees or Contractors pursuant to this Agreement or the Clinical Supply Agreements; (iv) the use, research, or handling of any Licensed Product, by or on behalf of Ipsen or any of its Affiliates, licensees, sublicensees,

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distributors or contractors, or any of their respective employees or agents; or (iv) the gross negligence or willful misconduct of Ipsen or any of its Affiliates or contractors, or any of their respective employees or agents; provided, however, that Ipsen shall not be required to indemnify the Licensee Indemnitees for any Losses pursuant to this Section 15.1 to the extent that (1) such Losses arise from Licensee’s material breach of any of its obligations under this Agreement or the Clinical Supply Agreements, (2) such Losses arise or result from the gross negligence or willful misconduct of Licensee or any of its Affiliates or Contractors, or any of their respective employees or agents, or (3) Ipsen’s liability for such Losses is limited pursuant to Section 5.4.

15.2                        Indemnification by Licensee.  Licensee agrees to indemnify, hold harmless and defend Ipsen and its Affiliates and their respective directors, officers, employees and agents (collectively, the “Ipsen Indemnitees”) from and against any and all Losses that any Ipsen Indemnitee becomes legally obligated to pay to a third party, because of any claim or claims against such Ipsen Indemnitee to the extent that such claim or claims arise out of or resulted from (i) a material breach of a representation or warranty or covenant by Licensee under Article 13, (ii) a material breach by Licensee of any of its obligations under this Agreement  or the Clinical Supply Agreements, (iii) the making, use, research, development, handling or commercialization of any Licensed Product by or on behalf of Licensee or any of its Affiliates, Sublicensees or Contractors, or any of their respective employees or agents or (v) the gross negligence or willful misconduct of Licensee or its Affiliates or Contractors, or any of their respective employees or agents; provided, however, that Licensee shall not be required to indemnify the Ipsen Indemnitees for any Losses pursuant to this Section 15.2 to the extent that (1) such Losses arise from Ipsen’s material breach of any of its obligations under this Agreement or the Clinical Supply Agreements, (2) such Losses arise or result from the gross negligence or willful misconduct of Ipsen or any of its Affiliates or contractors, or any of their respective agents or employees, (3) such Losses arise or result from the manufacture and supply of Licensed Product by or on behalf of Ipsen pursuant to this Agreement or the Clinical Supply Agreements, (4) such Losses arise or result from any Infringement of the patent rights or other intellectual property rights of any third party as a result of the use or practice of Ipsen Licensed Technology by Licensee or any of its Affiliates, Sublicensees or Contractors in accordance with the provisions of this Agreement or (5) Licensee’s liability for such Losses is limited pursuant to Section 15.4.

15.3                        Procedure.  In the event of a claim by a third party against any person entitled to indemnification under this Agreement (“Indemnified Person”), the Indemnified Person shall promptly notify the Party having the indemnification obligation under this Agreement with respect to such claim (such Party, the “Indemnifying Party”) in writing of the claim.  The indemnifying Party shall have the right to assume the defense of any such third party claim for which it is obligated to indemnify the Indemnified Person under this Article 15.  The Indemnified Person shall cooperate with the Indemnifying Party (and its insurer) as the Indemnifying Party may reasonably request, and at the Indemnifying Party’s sole cost and expense.  The Indemnified Person shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the Indemnifying Party.  The Indemnifying Party shall have no obligation to indemnify an Indemnified Person in

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connection with any settlement made without the Indemnifying Party’s prior written consent.  If the Parties cannot agree as to the application of this Article 15 to any third party claim, the Parties may conduct separate defenses of such claims, with each Party retaining the right to claim indemnification from the other in accordance with this Article 15 upon resolution of the underlying claim.

15.4                        NOTWITHSTANDING ANYTHING EXPRESS OR IMPLIED IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR [          ]* ARISING OUT OF THIS AGREEMENT.

ARTICLE 16  DISPUTE RESOLUTION AND GOVERNING LAW

16.1                        Disputes.  Unless otherwise set forth in this Agreement, in the event of a dispute arising under this Agreement between the Parties, the Parties shall remain bound by the terms of this Agreement and each Party shall refer such dispute to one executive officer, and such executive officer shall attempt in good faith to resolve such dispute.

16.2                        Arbitration.  If the Parties are unable to resolve a given dispute pursuant to Section 16.1 within [          ]* of referring such dispute to the executive officers, the Parties shall remain bound by the terms of this Agreement and either Party may have the given dispute settled by binding arbitration in the manner described below:

16.3                        Arbitration Request.  If a Party intends to begin an arbitration to resolve a dispute arising under this Agreement, such Party shall provide written notice (the “Arbitration Request”) to the other Party of such intention and the issues for resolution.

16.4                        Additional Issues.  Within [          ]* after the receipt of the Arbitration Request, the other Party may, by written notice, add additional issues for resolution.

16.5                        Arbitration Procedure.  Any arbitration to resolve a dispute arising under this Agreement shall be a final and binding arbitration pursuant to the then-current Rules of Arbitration of the International Chamber of Commerce as hereinafter provided:

16.5.1              The Arbitration Tribunal shall consist of three (3) arbitrators. Each party shall nominate one (1) arbitrator and the two (2) arbitrators so named will then jointly appoint the third arbitrator as chairman of the Arbitration Tribunal. If one Party fails to nominate its arbitrator or, if the parties’ arbitrators cannot agree on the person to be named as chairman within [          ]*, the International Chamber of Commerce shall make the necessary appointments for arbitrator or chairman in accordance with the Rules of Arbitration of the International Chamber of Commerce.

16.5.2              The place of arbitration shall be in London, England, and the arbitration proceedings shall be held in English. The procedural law of the place of arbitration shall apply where the said Rules are silent.

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16.5.3              The award of the Arbitration Tribunal shall be final and judgment upon such an award may be entered in any competent court or application may be made to any competent court for juridical acceptance of such an award and order of enforcement.

16.5.4              Notwithstanding the referral of any dispute, controversy or claim arising out of or in connection with this Agreement to arbitration pursuant to this Section 16.5, both Parties shall remain free to seek interim, injunctive or conservatory relief, provided that the order of the relevant judicial authority shall not in any way prejudice the above tribunals’ power to settle the dispute referred to them in accordance with the Rules of Arbitration of the International Chamber of Commerce.

16.6                        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., without reference to its choice of laws principles, and shall not be governed by the United Nations Convention of International Contracts on the Sale of Goods (the Vienna Convention).

ARTICLE 17  MISCELLANEOUS

17.1                        Agency - Independent Contractor.  Neither Party is an employee, agent or representative of the other Party for any purpose, and this Agreement shall not create or establish an employment, agency or any other relationship.  Except as may be specifically provided herein, neither Party shall have any right, power, or authority, nor shall they represent themselves as having authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party, or otherwise act as an agent for the other Party for any purpose.  The Parties agree that the relationship of Ipsen and Licensee established by this Agreement is that of independent licensee and licensor.  This Agreement does not, is not intended to, and shall not be construed to, establish a partnership or joint venture.

17.2                        Entire Agreement.  This Agreement, including all appendices, schedules and attachments, embodies the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous communications, representations or understandings, and agreements, whether oral or written, between the Parties relating to the subject matter hereof.

17.3                        Assignment.  Except to the extent otherwise expressly provided elsewhere in this Agreement, either Party may assign this Agreement or any of such Party’s rights and obligations under this Agreement to any of its Affiliates or any third party, provided that the rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties and that an assignment or delegation of this Agreement by a Party or of any of a Party’s obligations under this Agreement shall not operate to release such Party from any of its obligations under this Agreement or from the specific obligation assigned or delegated by such Party.  Any assignment not in accordance with this Agreement shall be void.

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17.4                        Notices.  Any notice or other communication under this Agreement, unless otherwise specified, shall be in writing and provided when delivered to the addressee at the address listed below (a) on the date of delivery if delivered in person or (b) three (3) days after mailing to the other Party by express mail or overnight delivery service, which obtains a signed receipt:

In the case of Ipsen:

IPSEN PHARMA SAS

65 Quai Georges Gorse

92100 Boulogne Billancourt - FRANCE

Attn.:  General Counsel

In the case of Licensee:

RHYTHM METABOLIC, INC.

855 Boylston Street, 11th Floor,

Boston MA 02116

Attn:  M. Bart Henderson – President

with a copy to:

Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts U.S.A. 02110

Attn:  Julio E. Vega, Esq.

Either Party may change its address for communications by a notice in writing to the other Party in accordance with this Section.

17.5                        Force Majeure.  Any prevention, delay or interruption of performance (collectively “Delay”) by any Party under this Agreement shall not be a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the Party affected by the force majeure, including but not limited to acts of God, embargoes, governmental restrictions, terrorism, general strike, fire, flood, earthquake, explosion, riots, wars (declared or undeclared), civil disorder, rebellion or sabotage.  The affected Party shall immediately notify the other Party upon the commencement and end of the Delay.  During the Delay, any time for performance hereunder by either Party shall be extended by the actual time of Delay. If the Delay resulting from the force majeure exceeds [          ]*, the other Party, upon written notice to the affected Party, may elect to (a) treat such Delay as a material breach solely for purposes of exercising the right to terminate this Agreement for material breach pursuant to, and in accordance with, Section 14.2, or (b) extend the term of this Agreement for an amount of time equal to the Delay.

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17.6                        Severability.                        If any of the provisions of this Agreement are held to be void or unenforceable by a court of competent jurisdiction, then such void or unenforceable provisions shall be replaced by valid and enforceable provisions which will achieve as far as possible the economic business intentions of the Parties. However the remainder of this Agreement will remain in full force and effect, provided that the material interests of the Parties are not affected, i.e. the Parties would presumably have concluded this Agreement without the unenforceable provisions.

17.7                        No Right to Use Names.  Except as otherwise expressly provided herein, this Agreement provides no grant of right to a Party, express or implied, to use in any manner the housemarks or trademarks of the other Party or its Affiliates.

17.8                        Bankruptcy.  All rights and licenses granted under or pursuant to this Agreement by Ipsen are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code (or the equivalent provisions, if any, in the bankruptcy laws of the applicable jurisdiction) licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.

17.9                        Legal and Administrative Obligations. In conducting its obligations under this Agreement, each Party shall observe any and all applicable laws and regulations of the Territory, with respect to the development, manufacture, warehousing, promotion, distribution and sale of [          ]*, and undertakes to make and fulfill any and all formalities in connection with all such activities which may be required under applicable laws and regulations of the Territory. In conducting its obligations under this Agreement, each party further agrees to comply in all means with the current applicable Good Clinical Practices, Good Manufacturing Practices and Good Distribution Practices and apply a high standard of ethics. In particular, each Party undertakes to comply with the principles set forth in the OECD (Organization for Economic Co-operation and Development) Convention on Combating Bribery of Foreign Public Officials in International Business Transactions while performing its activities within the scope of this Agreement.

17.10                 Performance by Affiliates.  Each of Licensee and Ipsen acknowledge that obligations under this Agreement may be performed by Affiliates of Licensee and Ipsen.  Each of Licensee and Ipsen guarantee and warrant any performance of this Agreement by its Affiliates.  Wherever in this Agreement the Parties delegate responsibility to Affiliates, the Parties agree that such entities may not make decisions inconsistent with this Agreement, amend the terms of this Agreement or act contrary to its terms in any way.

17.11                 Counterparts.  The Parties may execute this Agreement in counterparts, each of which the Parties shall deem an original, but all of which together shall constitute one and the same instrument.

17.12                 Waiver.  A waiver of any default, breach or non-compliance under this Agreement is not effective unless signed by the Party to be bound by the waiver.  No waiver will be inferred from or implied by any failure to act or delay in acting by a Party

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in respect of any default, breach, non-observance or by anything done or omitted to be done by the other Party.  The waiver by a Party of any default, breach or non-compliance under this Agreement will not operate as a waiver of that Party’s rights under this Agreement in respect of any continuing or subsequent default, breach or non-compliance (whether of the same or any other nature).

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IN WITNESS WHEREOF, the Parties have executed this Agreement by their proper officers as of the date and year first above written.

IPSEN PHARMA S.A.S.		RHYTHM METABOLIC, INC.

By:	/s/ Pierre Boulud	By:

Name:	Pierre Boulud	Name:

Title:	EVP Corporate Strategy and Managing Director	Title:

[Signature Page to Ipsen/Metabolic License Agreement]

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IN WITNESS WHEREOF, the Parties have executed this Agreement by their proper officers as of the date and year first above written.

IPSEN PHARMA S.A.S.	RHYTHM METABOLIC, INC.

By:	By:	/s/ Keith Gottesdiener

Name:	Name:	Keith Gottesdiener

Title:	Title:	CEO

[Signature Page to Ipsen/Metabolic License Agreement]

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APPENDIX A — IPSEN Melanocortin Patent Rights as of January 30, 2013

[          ]*

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APPENDIX B — IPSEN ONGOING PRE-CLINICAL STUDIES

[          ]*

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Appendix C — INITIAL DEVELOPMENT PLAN

Rhythm Metabolic, Inc.

Clinical Development Plan

[                         ]*

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